EXHIBIT 10.1

REGIONS FINANCIAL CORPORATION

SUPPLEMENTAL 401(k) PLAN

Amended and Restated as of April 1, 2008

Article I. The Plan

1.1    Establishment of the Plan

The AmSouth Bancorporation Supplemental Thrift Plan (“AmSouth Plan”) was established for eligible employees effective as of January 1, 1995. As a result of the Merger of AmSouth Bancorporation into Regions Financial Corporation effective November 4, 2006, Regions Financial Corporation (the “Company”) became the sponsor of the AmSouth Bancorporation Supplemental Thrift Plan. The Company also maintains the Regions Financial Corporation Supplemental 401(k) Plan (“Legacy Regions Plan”). The Company is hereby merging the Legacy Regions Plan into the AmSouth Plan effective April 1, 2008 and changing the name of the AmSouth Plan to the Regions Financial Corporation Supplemental 401(k) Plan (the “Plan”).

1.2    Purpose of the Plan

Prior to April 1, 2008, the Company maintained the AmSouth Bancorporation Thrift Plan and the Regions Financial Corporation 401(k) Plan. The Company merged those plans effective April 1, 2008, with the surviving plan being known as the Regions Financial Corporation 401(k) Plan. This Plan is intended to restore benefits that are cut back as a result of certain legal limits that apply to the Regions Financial Corporation 401(k) Plan.

The group of eligible employees shall be limited to a “select group of management or highly compensated employees” within the meaning of ERISA Section 201(2).

Benefits provided under this Plan shall be paid solely from the general assets of the Company and participating Affiliates. This Plan, therefore, is exempt from the participation, vesting, funding and fiduciary requirements of Title I of ERISA. The Company may establish a rabbi trust (the “Trust”) which may be used to pay benefits arising under the Plan and all costs, charges and expenses relating thereto; except that, to the extent that the funds held in the Trust are insufficient to pay such benefits, costs, charges and expenses, the Company shall pay such benefits, costs, charges and expenses.

1.3    Applicability of the Plan

This Plan applies only to eligible Employees who were in the active employment of the Company or a participating Affiliate on or after January 1, 1995. The Legacy Regions Plan applied only to employees who were identified as eligible under the terms of that plan on and after January 1, 2001. The provisions of this amended and restated Plan are effective April 1, 2008, unless a particular provision has a different effective date specified. Notwithstanding the foregoing, the provisions of this Plan regarding compliance with Code Section 409A and the regulations thereunder are effective January 1, 2005 (or such other date as required for compliance with Section 409A). This amendment and restatement shall constitute an amendment of both the Plan and the Legacy Regions Plan for compliance with Code Section 409A. However, the provisions of the Legacy Regions Plan as attached in Appendix B shall apply with respect to Legacy Regions Plan participants prior to April 1, 2008 to the extent not inconsistent with Code Section 409A or unless the Plan otherwise specifically provides to the contrary. By way of example and not limitation, the provisions of the Legacy Regions Plan regarding eligibility, the definition of Compensation, deferral limitations, matching contribution limitations, distribution rights, administration, claims procedures, etc. shall apply to Legacy Regions Plan participants prior to April 1, 2008.

Article II. Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below unless otherwise expressly provided. When the defined meaning is intended, the term is capitalized. The definition of any term in the singular shall also include the plural.

2.1    Account

Account means the bookkeeping account for each Participant that represents the Participant’s total interest under the Plan. A Participant’s Account may consist of one or more of the following subaccounts:

(a)

Salary Reduction Contributions Account means the portion of the Participant’s Account attributable to salary reduction contributions made on the Participant’s behalf under Section 4.1, including any gains and losses credited on such contributions under Section 5.2.

(b)

Matching Contributions Account means the portion of the Participant’s Account attributable to matching contributions made by the Employer on the Participant’s behalf under Section 4.2 including any gains and losses credited on such contributions under Section 5.2.

(c)

Employer Contributions Account means the portion of the Participant’s Account attributable to employer contributions made by the Employer on the Participant’s behalf under Section 4.2A including any gains and losses credited on such contributions under Section 5.2.

(d)

Grandfathered Legacy Regions Plan Account means the portion of the Participant’s Account that is attributable to the Participant’s vested account balance in the Legacy Regions Plan as of December 31, 2004. The Grandfathered Legacy Regions Plan Account shall be administered as a grandfathered plan component of this Plan exempt from the requirements of Code Section 409A.

(e)

Non-Grandfathered Legacy Regions Plan Account means the portion of the Participant’s Account that is attributable to the Participant’s account balance in the Legacy Regions Plan other than the Participant’s Grandfathered Legacy Regions Plan Account (i.e., amounts accrued prior to December 31, 2004 that were not fully vested on December 31, 2004, and amounts accrued on and after January 1, 2005 and through March 31, 2008). Any portion of the Participant’s Non-Grandfathered Legacy Regions Plan Account which was subject to the three-year vesting schedule in effect in the Legacy Regions Plan on March 31, 2008 shall remain subject to such vesting schedule.

(f)	AmSouth Supplemental Thrift Plan Account means a Participant’s balance in the AmSouth Supplemental Thrift Plan as of March 31, 2008.

A Participant’s Grandfathered Legacy Regions Plan Account shall include any amounts credited to a DC Restoration Plan Account under the Legacy Regions Plan as provided in Section 4.6 below.

2.2    Affiliate

Affiliate means:

(a)	Regions Financial Corporation (prior to November 4, 2006 with regard to the AmSouth Plan, AmSouth Bancorporation), and

(b)

any other entity which, along with the Company, is a member of a controlled group of employers under Code Section 414(b), (c), (m), or (o); provided, however, that Morgan Keegan shall not be considered to be an Affiliate for purposes of coverage under or participation in the Plan or the Legacy Regions Plan and shall only be considered to be an Affiliate to the extent specifically required by law (e.g., for compliance with the Code Section 409A requirement of separation from service with Affiliates for distributions).

2.3    Beneficiary

Prior to April 1, 2008, a Participant’s Beneficiary under this Plan shall be the same person or entity designated as the Participant’s beneficiary under the Regions 401(k) Plan (AmSouth Bancorporation Thrift Plan). Effective April 1, 2008, a Participant shall designate a Beneficiary to receive any benefits due under the terms of this Plan as a result of the death of the Participant on a form and pursuant to the procedures established by the Plan Administrator (including any electronic procedures for such designation). Legacy Regions Plan participants shall redesignate a Beneficiary under this Plan. If a Legacy Regions Plan participant does not redesignate a

Beneficiary, his or her prior designation under the Legacy Regions Plan shall continue in effect. In the event that either (i) a Participant dies without designating a Beneficiary under this Plan, (ii) no designated Beneficiary survives the Participant, or (iii) the designated Beneficiary(ies) cannot be located after reasonable efforts as determined by the Plan Administrator, the benefits will be paid to the person or entity designated as the Participant’s beneficiary under the Regions 401(k) Plan.

2.4    Board

Board means the Company’s Board of Directors.

2.5    Change in Control

Effective November 4, 2006, “Change in Control” means any of the following events:

(a)

the acquisition by any “Person” (as the term “person” is used for the purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of direct or indirect beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the combined voting power of the then-outstanding securities of the Company entitled to vote in the election of directors (the “Voting Securities”); or

(b)

individuals (the “Incumbent Directors”) who, as of the date hereof, constitute the Board of Directors of the Company (the “Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election, was approved by a vote of at least two-thirds of the Incumbent Directors who are then on the Board (either by specific vote or by approval, without prior written notice to the Board objecting to the nomination, of a proxy statement in which the individual was named as nominee) shall be an Incumbent Director, unless such individual is initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(c)

consummation of a merger, consolidation, reorganization, statutory share exchange, or similar form of corporate transaction involving the Company or involving the issuance of shares by the Company, the sale or other disposition (including by way of a series of transactions or by way of merger, consolidation, stock sale or similar transaction involving one or more subsidiaries) of all or substantially all of the Company’s assets or deposits, or the acquisition of assets or stock of another entity by the Company (each a “Business Combination”), unless such Business Combination is a “Non-Control Transaction.” A “Non-Control Transaction” is a Business Combination immediately following which the following conditions are met:

(i)

the stockholders of the Company immediately before such Business Combination own, directly or indirectly, more than 55% of the combined voting power of the then-outstanding voting securities entitled to vote in the election of directors (or similar officials in the case of a non-corporation) of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such Business Combination owns the Company or all of substantially all of the Company’s assets, stock or ownership units either directly or through one or more subsidiaries) (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Company Voting Securities immediately before such Business Combination;

(ii)

at least a majority of the members of the board of directors of the Surviving Corporation were Incumbent Directors at the time of the Board’s approval of the execution of the initial Business Combination agreement; and

(iii)

no person other than (A) the Company or any of its subsidiaries, (B) the Surviving Corporation or its ultimate parent corporation, or (C) any employee benefit plan (or related trust) sponsored or maintained by the Company immediately before such Business Combination beneficially owns, directly or indirectly, 20% or more of the combined voting power of the Surviving Corporation’s then-outstanding voting securities entitled to vote in the election of directors; or

(iv)	Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) and after such acquisition of Voting Securities by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities, then a Change in Control shall occur.

“Potential Change in Control” means the occurrence of any one of the following:

(a)	the Company enters into a definitive written agreement, the consummation of which would result in the occurrence of a Change in Control; or

(b)	the Board adopts a resolution to the effect that a Potential Change in Control has occurred.

A Potential Change in Control shall cease occurring (i) in the case of (a) above, when the Change in Control occurs or the relevant agreement terminates and (ii) in the case of (b) above, when the Board so determines by resolution.

Prior to November 4, 2006, a “Change in Control” shall mean:

(a)

The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) or 20% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this section; or

(b)

Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)

Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan or related trust of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that the such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination; or

(d)	Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

2.6    Code

Code means the Internal Revenue Code of 1986, as amended, or as it may be amended from time to time. A reference to a particular section of the Code shall also be deemed to refer to the regulations under that Code section.

2.7    Company

Company means Regions Financial Corporation or any successor thereto. Prior to November 4, 2006, with regard to the AmSouth Plan, Company means AmSouth Bancorporation, and with regard to the Legacy Regions Plan, Company means Regions Financial Corporation.

2.8    Compensation

Compensation for any Plan Year means a Participant’s “Compensation” as defined under the Regions 401(k) Plan, without regard to any limits on such Compensation imposed by Code Section 401(a)(17).

2.9    Employee

Employee means any person who is employed by the Company or an Affiliate.

(a)

Special Provisions. Effective November 4, 2006, and prior to the merger of the Legacy Regions Plan into the Plan on April 1, 2008, notwithstanding the foregoing, employees of Regions Financial Corporation and its affiliates including, but not limited to, Morgan Keegan, hired prior to November 4, 2006, and employees hired on and after November 4, 2006 on the Regions PeopleSoft payroll system were not “Employees” eligible to participate in this Plan (i.e., the AmSouth Plan). Additionally, Participants transferring employment to Morgan Keegan as a result of the merger of AmSouth Bancorporation into Regions Financial Corporation ceased active participation in this Plan as of the date of the transfer to Morgan Keegan.

(b)

Special Legacy Regions Plan Provisions. Effective November 4, 2006, and prior to the merger of the Legacy Regions Plan into the Plan on April 1, 2008, notwithstanding the foregoing, employees of Regions Financial Corporation who were employees of AmSouth Bancorporation and its affiliates as of the merger on November 4, 2006, and employees hired on and after November 4, 2006 on the AmSouth Cyborg payroll system, were not “Employees” eligible to participate in the Legacy Regions Plan.

(c)

Morgan Keegan Transfer Rule. Effective January 1, 2008, Participants in the Plan or the Legacy Regions Plan transferring employment to Morgan Keegan shall cease active participation as of the date of the Participant’s transfer to Morgan Keegan.

2.10    Employer

Employer means the Company and each Affiliate except for Morgan Keegan.

2.11    ERISA

ERISA means the Employee Retirement Income Security Act of 1974, as amended, or as it may be amended from time to time. A reference to a particular section of ERISA shall also be deemed to refer to the regulations under such section.

2.12    Legacy Regions Plan

Legacy Regions Plan means the Regions Financial Corporation Supplemental 401(k) Plan established by Regions Financial Corporation effective January 1, 2001.

2.13    Participant

Participant means an Employee of an Employer who has met, and continues to meet, the eligibility requirements of Section 3.1.

2.14    Plan

Plan means the Regions Financial Corporation Supplemental 401(k) Plan (formerly the AmSouth Bancorporation Supplemental Thrift Plan), as amended from time to time.

2.15    Plan Administrator

Plan Administrator means the Benefits Management Committee and any successor to such Committee.

2.16    Plan Year

Plan Year means the calendar year.

2.17    Regions 401(k) Plan

Regions 401(k) Plan means the Regions Financial Corporation 401(k) Plan (formerly the AmSouth Bancorporation Thrift Plan), which is a defined contribution profit sharing plan with a cash or deferred arrangement qualified under Code Sections 401(a), (k) and (m), as amended from time to time.

2.18    Specified Employee

Specified Employee means an employee who is a “specified employee” of the Company pursuant to Code Section 409A(a)(2)(B)(i) if the stock of the Company is publicly traded on an established securities market or otherwise. For purposes of this determination, a Specified Employee is a “key employee” as defined in Code Section 416(i) without regard to subsection (5) thereof. A key employee is any employee or former employee of the Company who at any time during the measurement year is:

(a)	an officer of the Company (as determined under Code Section 416(i) and Treasury Regulations thereunder) having annual compensation greater than $130,000,

(b)	a greater than 5% owner of the Company, or

(c)	a greater than 1% owner of the Company having annual compensation from the Employer in excess of $150,000.

For purposes of clause (a), no more than 50 employees (or, if lesser the greater of 3 or 10 percent of the employees) shall be treated as officers. The $130,000 amount in clause (a) shall be adjusted as specified in Section 416(i) of the Code.

For purposes of this definition, the measurement period shall be: (i) for benefits that commence in the months of January, February and March, the second calendar year preceding the current year; and (ii) for benefits that commence in the months of April through December, the preceding calendar year. By way of illustration, for benefits that commence in March of 2008, the measurement year shall be 2006.

For purposes of this definition, “compensation” shall mean the gross annual earnings reported on a Participant’s Form W-2 (box 1 or its comparable location as provided on Form W-2 in future years) as required by Code Sections 6041(d) and 6051(a)(3). In addition, compensation shall include pre-tax contributions under a 401(k) plan maintained by the Company, salary reduction pre-tax contributions to a Section 125 plan maintained by the Company, and elective amounts that are not includible in the gross income of the Participant by reason of Code Section 132(f). Compensation shall be determined by ignoring any income exclusions under Code Section 3401(a) based on the nature or location of employment. In addition, compensation shall be determined by ignoring reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation, and welfare benefits.

2.19    Termination of Service

Termination of Service means an Employee’s death, disability, discharge, resignation, or retirement from the Company and its Affiliates, which constitutes a separation from service under the terms of Section 409A of the Code and the regulations thereunder.

2.20    Valuation Date

Prior to April 1, 2008, Valuation Date means the last day of each calendar quarter and any other date that the Plan Administrator selects in its sole discretion for the revaluation and adjustment of Accounts. Effective on and after April 1, 2008, the Plan shall be valued on a daily valuation basis (i.e., as of each business day that trading occurs on the New York Stock Exchange), as provided in Section 5.2.

Article III. Participation

3.1    Eligibility

(a)

Plan (AmSouth Plan) Provisions Prior to January 1, 2008. Any Employee hired on or after January 1, 2007 was eligible to participate hereunder as of the first day of the month coinciding with or next following the later of the Employee’s date of hire and the date the Employee’s Base Salary equaled or exceeded $175,000. Any Employee hired prior to January 1, 2007 who was not a Participant on January 1, 2007 was eligible to participate hereunder as of the later of January 1, 2007 or the date the Employee’s Base Salary equaled or exceeded $175,000. Any other Employee became a Participant on the first day of the month immediately following the date he or she was designated in writing as a Participant in this Plan by the Chief Executive Officer of the Company or his designee.

(b)

Legacy Regions Plan Provisions Prior to January 1, 2008. Prior to January 1, 2008, an Employee hired by Regions Financial Corporation or its subsidiaries or affiliates who was offered the opportunity to participate in the Legacy Regions Plan and who satisfied at least one of the following criteria became a Participant following execution of a Deferral Election under the Legacy Regions Plan: (i) as of September 30 of the preceding calendar year, the Employee’s base salary was at least the dollar amount in Section 414(q)(1)(B)(i) of the Code, as indexed (the “compensation threshold”); (ii) as of September 30 of the preceding calendar year, the Employee’s base salary plus year-to-date bonus was at least the compensation threshold; or (iii) the Employee was hired after September 30 of the preceding calendar year and his initial rate of base pay was at least the compensation threshold.

(c)

With regard to the Plan and the Legacy Regions Plan, any Employee hired on or after January 1, 2008 shall be eligible to participate as of the January 1 coinciding with or next following the date that the Employee has a base salary that equals or exceeds 200% of the amount set forth in Section 414(q)(1)(B)(i) of the Code, as indexed. Any other Employee shall be a Participant on the January 1 immediately following the date he or she is designated in writing as a Participant in this Plan by the Chief Executive Officer of the Company or his designee.

(d) (i)

Effective November 4, 2006, and prior to the merger of the Legacy Regions Plan into the Plan on April 1, 2008, notwithstanding the foregoing, associates of Regions Financial Corporation and its affiliates including, but not limited to, Morgan Keegan, hired prior to November 4, 2006 and associates hired on and after November 4, 2006 on the Regions PeopleSoft payroll system were not “Employees” eligible to participate in this Plan. Additionally, Participants transferring employment to Morgan Keegan as a result of the merger of AmSouth Bancorporation into Regions Financial Corporation ceased active participation in this Plan as of the date of the transfer to Morgan Keegan.

(ii)

Effective November 4, 2006, and prior to the merger of the Legacy Regions Plan into the Plan on April 1, 2008, notwithstanding the foregoing, associates of Regions Financial Corporation who were employees of AmSouth Bancorporation and its affiliates as of the merger on November 4, 2006, and associates hired on and after November 4, 2006 on the AmSouth Cyborg payroll system, were not “Employees” eligible to participate in the Legacy Regions Plan.

(iii)

Effective January 1, 2008, Participants in the Plan or the Legacy Regions Plan transferring employment to Morgan Keegan shall cease active participation as of the date of the Participant’s transfer to Morgan Keegan.

(e)	No Employee shall become a Participant unless the Employee is a member of a “select group of management or highly compensated employees” within the meaning of ERISA Section 201(2).

(f)	For eligibility provisions for periods prior to the dates specified above, see Appendix A.

3.2    Duration

An Employee who becomes a Participant under Section 3.1 shall remain an active Participant until his or her Termination of Service. However, such an individual shall continue to be a Participant for all other purposes until all benefits which he or she is entitled to receive under this Plan have been paid.

3.3    Election of Form of Distribution

(a)

Upon becoming eligible to participate in this Plan, a Participant shall make a one-time election of the form of distribution of benefits from the Plan on a form provided by the Plan Administrator. The election shall be irrevocable (except as specifically provided in subsection (d) below). The election shall contain an option to allow a Participant to elect a different form of benefit under the Plan to be paid in the event of Termination of Service due to a Change in Control. The Participant must choose to receive benefit distributions at his or her Termination of Service (in accordance with Section 6.1) in (i) a lump sum cash payment within 60 days of the Participant’s Termination of Service (prior to April 1, 2008, within 90 days of the Valuation Date immediately following the Participant’s Termination of Service); (ii) substantially equal annual installments over a period of five years beginning within 60 days of the Participant’s Termination of Service (prior to April 1, 2008, within 90 days of the Valuation Date immediately following the Participant’s Termination of Service); or (iii) substantially equal annual installments over a period of 10 years beginning within 60 days of the Participant’s Termination of Service (prior to April 1, 2008, within 90 days of the Valuation Date immediately following the Participant’s Termination of Service). Any Participant who fails to complete and return an election form will be deemed to have irrevocably elected to receive a lump sum distribution as described in (i) above. All current Plan Participants must complete an election form by December 31, 2008 to select the form of distribution to comply with Section 409A of the Code.

(b)

Notwithstanding the Participant’s distribution election, if the Participant’s Account balance at the Participant’s Termination of Service does not exceed the applicable dollar amount under Code Section 402(g)(1)(B) ($15,500 for 2008), the Participant’s benefits will be paid in a lump sum payment within 60 days of the Participant’s Termination of Service (prior to April 1, 2008, within 90 days of the Valuation Date immediately following the Participant’s Termination of Service). This limit on lump sum payments shall apply to the Legacy Regions Plan effective with the merger of the plans on April 1, 2008. This provision shall apply only if the payment results in the termination of and liquidation of the entirety of the Participant’s interest under the Plan and all other arrangements treated as a single plan under Treasury Regulation Section 1.409A-1(c)(2).

(c)

Notwithstanding the foregoing, if a Participant is a Specified Employee at the time of his or her termination of employment, any payments which would otherwise be made because of the Termination of Service during the first six months following Termination of Service shall not be paid in that period. Rather, any such payments shall be accumulated and paid to the recipient in a lump sum on the first day of the seventh month following the Termination of Service, with continued investment earnings/losses through the date of distribution. All subsequent payments (if any) shall be paid in the manner specified on the election form.

(d)	Once made, an election of the form of payment of benefits and time of payment of benefits is irrevocable except in the following situations:

(1)

The new distribution election does not take effect until the first day of the month that is at least 12 months after the date the new election is filed (and the Participant must remain employed on such date);

(2)	The new distribution election must delay payments for at least five years from the date benefits would have been paid in accordance with the existing distribution election;

(3)	The new distribution election must be made at least 12 months prior to the first scheduled payment date under the existing distribution election; and

(4)	The new distribution election cannot result in an acceleration of benefit payments as they would have been made under the existing distribution election. .

(e)

The provisions of this Section 3.3 shall not apply to a Participant’s Grandfathered Legacy Regions Plan Account. Payment of a Participant’s Grandfathered Legacy Regions Plan Account shall be made in accordance with the terms of the Legacy Regions Plan as attached hereto as Appendix B.

Article IV. Benefits

4.1    Salary Reduction Contributions.

(a)

Salary Reduction Agreement. Each Participant in this Plan may execute a supplemental salary reduction agreement on a form prescribed by the Plan Administrator (including electronic procedures for such agreements as may be established by the Plan Administrator). On this form the Participant may elect to reduce his or her Compensation for the Plan Year by a whole percentage that does not exceed eighty percent (80%) (twenty-five percent (25%) for years prior to 2007). The supplemental salary reduction agreement shall be executed prior to the first day of the Plan Year for which it is to be effective, or in the case of a Participant who first becomes eligible to participate in the Plan during the Plan Year, the supplemental salary reduction agreement shall be executed within 30 days of initial eligibility under this Plan effective for Compensation earned subsequent to the election. The supplemental salary reduction agreement for any Plan Year shall be irrevocable for such Plan Year. Moreover, prior to January 1, 2008, an election for a Plan Year shall remain in full force and effect for all subsequent Plan Years unless modified or revoked by the Participant in writing to the Plan Administrator before the first day of the Plan Year for which such modification or revocation is to be effective. With regard to the Legacy Regions Plan, and effective January 1, 2008, a Participant must make a new election each year (i.e., the prior year’s deferral election will not be deemed to continue in subsequent years). A supplemental salary reduction agreement shall be revoked automatically once a Participant ceases to be an active Participant as set forth in Section 3.2 of this Plan. Prior to January 1, 2008, the provisions of the Legacy Regions Plan shall apply with regard to procedures for deferral elections for the Legacy Regions Plan.

Effective January 1, 2007, with regard to “performance-based Compensation” as defined in the immediately following paragraph, a Participant may execute a supplemental bonus reduction agreement on a form prescribed by the Plan Administrator to elect to reduce his or her performance-based Compensation for the Plan Year by a whole percentage that does not exceed eighty percent (80%) (for the Legacy Regions Plan, effective prior to January 1, 2007, up to the applicable limit in Section 401(a)(17) of the Code). Such supplemental bonus reduction agreement must be executed on or before the date that is six months before the end of the performance period, and the Participant must have performed services continually from the later of (i) the beginning of the performance period, or (ii) the date the performance criteria are established through the date an election is made in accordance with this paragraph.

“Performance-based Compensation” is Compensation the amount of which, or the entitlement to which, is contingent on the satisfaction of pre-established organizational or individual performance criteria (i.e., established in writing by not later than 90 days after the commencement of the period of service to which the criteria relates, provided that the outcome is substantially uncertain at the time the criteria are established) relating to a performance period of at least 12 consecutive months. Performance-based Compensation will not include any amount or portion of any amount that will be paid either (i) regardless of performance, or (ii) based upon a level of performance that is substantially certain to be met at the time the criteria are established. The determination of “performance-based Compensation” shall be made in accordance with Code Section 409A and the regulations thereunder.

A Participant’s salary reduction agreement entered into for the 2008 Plan Year under the Legacy Regions Plan, prior to the merger, shall remain in effect for the full Plan Year as if made for the Plan.

(b)

Effectiveness of Salary Reduction Agreement. A Participant’s supplemental salary reduction agreement shall take effect and amounts specified in the supplemental salary reduction agreement shall begin to be credited to such Participant’s Salary Reduction Contributions Account at such time as the Participant has made the maximum pre-tax elective deferrals to the Regions 401(k) Plan allowed by Code Section 402(g) or by the provisions of the Regions 401(k) Plan. Prior to January 1, 2008 with regard to the Legacy Regions Plan, a Participant’s salary reduction agreement became effective on the first day of the Plan Year.

(c)

Allocation. Prior to April 1, 2008, salary reduction contributions shall be allocated to the Participant’s Salary Reduction Contributions Account as of the last day of each calendar quarter within the Plan Year. Effective April 1, 2008, salary reduction contributions shall be allocated to the Participant’s Salary Reduction Contributions Account as soon as practicable following the payroll period from which the salary reduction contributions are withheld from Compensation.

4.2    Employer Matching Contributions

(a)

Eligibility. With regard to the Plan (but not the Legacy Regions Plan prior to April 1, 2008), a Participant shall be credited with matching contributions under this Plan for such Plan Year at such time as the Participant ceases to receive a matching contribution under Section 4.01 of the Regions 401(k) Plan, regardless of whether such Participant’s supplemental salary reduction agreement has become effective as provided in Section 4.1(b) above. Effective January 1, 2007, a Participant shall not be eligible to receive matching contributions under this Plan until the first day of the month following completion of one Year of Service as defined in the Regions 401(k) Plan.

(b)

Amount. With regard to the Plan (but not the Legacy Regions Plan prior to April 1, 2008), the amount of matching contributions credited to a Participant’s account under this Plan shall be equal to 100% of the sum of (i) and (ii) below:

(i)	the Participant’s unmatched (determined on a per payroll basis) pre-tax elective deferrals made to the Regions 401(k) Plan pursuant to Section 4.02 of the Regions 401(k) Plan; and

(ii)	salary reduction contributions credited to the Participant’s account under this Plan pursuant to the Participant’s supplemental salary reduction agreement.

Provided, however, that (A) no matching contributions shall be made on salary reduction contributions or deferrals under (i) or (ii) above to the extent that such salary reduction contributions or deferrals determined on an annual basis (but determined on a per payroll basis prior to January 1, 2007) exceed six percent (6%) of a Participant’s Compensation; and (B) nothing in this Section 4.2 shall entitle a Participant to be credited with a matching contribution under this Plan for any salary reduction contribution or deferral made to the Regions 401(k) Plan prior to the time such Participant has received the maximum matching contributions to the Regions 401(k) Plan allowed under the terms of the Regions 401(k) Plan.

Notwithstanding any other provision of this Plan to the contrary, effective January 1, 2007, matching contributions shall be calculated on an annual basis. In calculating matching contributions for a Plan Year, salary reduction contributions or deferrals made prior to the first day of the month after a Participant’s completion of one Year of Service (as defined in the Regions 401(k) Plan) shall not be matched.

(c)

Legacy Regions Plan. Matching contributions with regard to the Legacy Regions Plan prior to April 1, 2008 were made with respect to salary deferrals actually credited to the Legacy Regions Plan and were credited as soon as practicable following the payroll period from which the deferral was made.

(d)

Allocations. Prior to April 1, 2008 with regard to the Plan, matching contributions shall be allocated to the Participant’s Matching Contributions Account as of the last day of each calendar quarter within the Plan Year. With regard to the Legacy Regions Plan prior to April 1, 2008 and to the Plan effective April 1, 2008, matching contributions are credited as soon as practicable following the payroll period from which the deferral was made.

(e)

Legacy Regions Plan Vesting. Amounts credited to a Participant’s Non-Grandfathered Legacy Regions Account attributable to pay periods ending prior to January 1, 2005, and earnings thereon, shall be separately accounted for and shall be vested upon three years of vesting service determined in accordance with the Regions 401(k) Plan (prior to April 1, 2008, the Legacy Regions Financial Corporation 401(k) Plan). Forfeited matching contributions will be the property of the Company and will remain in the general assets of the Company. Matching contributions attributable to pay periods ending on or after January 1, 2005, and earnings thereon, shall be fully vested at all times.

4.2A    Employer Contributions

For Plan Years beginning on and after January 1, 2008, the Employer will make an annual employer contribution in accordance with the following:

(a)

Eligibility. A Participant who was eligible to receive matching contributions for the prior Plan Year, and who is employed by the Company on the first business day of the year of the employer contribution, shall be eligible to receive employer contributions in accordance with this Section 4.2A.

(b)	Amount. The amount of the employer contribution credited to a Participant’s account under this Plan shall be in an amount that is equal to the difference between (i) and (ii) below:

(i)

the amount of matching contributions (up to 6% of Compensation) the Participant would have received under this Plan for the prior Plan Year if the Participant’s supplemental salary reduction agreement, executed prior to the beginning of the prior Plan Year, or in the case of a Participant who first became eligible to participate during the prior Plan Year, executed within 30 days of the Participant’s initial eligibility during the prior Plan Year, had been applied to all Compensation for the prior Plan Year earned subsequent to the election and earned on and after the date the supplemental salary reduction agreement became effective under 4.1(b); and

(ii)	the amount of matching contributions the Participant actually received for the prior Plan Year.

(c)

Allocations. Employer contributions shall be allocated to each Participant’s Employer Contribution Account as soon as administratively feasible, but in no event later than February 28 (or the next following business day) of the Plan Year.

(d)	Notwithstanding the foregoing provisions of this Section 4.2A, no employer contributions will be made in 2008 with regard to Participants in the Legacy Regions Plan.

4.3    Forfeitability of Benefits.

Except as provided for in Section 2.1(e), Participants shall have a 100% vested and nonforfeitable right to the balance of their Account under this Plan at all times, subject, however, to the substantial risk of forfeiture set forth in Section 5.3.

4.4    Change in Control

Notwithstanding anything in the Plan to the contrary except Section 4.5, in the event that a Participant is employed by the Company (or any entity that must be treated as a single employer with the Company pursuant to Section 414(b), (c), (m) or (o) of the Code) at the time of a Change in Control, the Participant shall be entitled to payment of a retirement benefit under the Plan in the form elected by the Participant in his or her election pursuant to Section 3.3 if the Participant’s employment with the Company (or any entity that must be treated as a single employer with the Company pursuant to Section 414(b), (c), (m) or (o) of the Code) terminates within two years after a Change in Control has occurred.

4.5    Special Provisions for Grandfathered Legacy Regions Plan Account and, Prior to April 1, 2008, Non-Grandfathered Legacy Regions Plan Account due to Change in Control

This Section provides for accelerated vesting rights with regard to a Participant’s Non-Grandfathered Legacy Regions Plan Account and special distribution rights with regard to a Participant’s Grandfathered Legacy Regions Plan Account under the Plan upon certain Terminations of Service occurring within certain time frames following a Change in Control as defined in (a) below that is not a Merger of Equals, and certain funding obligations with regard to a Participant’s Grandfathered Legacy Regions Plan Account and Non-Grandfathered Legacy Regions Plan Account on a Change in Control that is not a Merger of Equals. Notwithstanding any provision of this Section 4.5, the provisions of this Section 4.5 shall not apply to a Non-Grandfathered Legacy Regions Plan Account on or after April 1, 2008.

(a)

If the Participant’s employment with the Company is terminated within the 24 month period following a Change in Control that is not a Merger of Equals for reasons other than (1) by the Company for Cause or Disability, or (2) by the Participant other than for Good Reason, the Participant shall become, to the extent he is not already, (A) fully vested in any match contributions credited to his Account, and (B) with regard to his Grandfathered Legacy Regions Plan Account, will receive a lump sum payment within 30 days of his Termination of Service or, with regard to the Participant’s Non-Grandfathered Legacy Regions Account, will receive a distribution based on the Participant’s elected form of distribution as provided in Section 3.3.

(b)	For purposes of this Section, the following phrases shall have the following meanings:

(1)	“Cause” shall mean:

(A)

the willful and continued failure of the Participant to perform substantially the Participant’s reasonably assigned duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness or from the assignment to the Participant of duties with the Company that would constitute Good Reason), which failure continued for a period of at least 30 days after a written demand for substantial performance, signed by a duly authorized officer of the Company, has been delivered to the Participant specifying the manner in which the Participant has failed substantially to perform, or

(B)

the willful engaging by the Participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company; provided, however, that no termination of the Participant’s employment shall be for Cause as set forth in the Section until (i) there shall have been delivered to the Participant a copy of a written notice, signed by a duly authorized officer of the Company, setting forth that the Participant was guilty of the conduct described in this Section and specifying the particulars thereof in detail, and (ii) the Participant shall have been provided an opportunity to be heard in person by the Company.

For purposes of this provision, no act or failure to act, on the part of the Participant, shall be considered “willful” unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant’s action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and in the best interests of the Company. Notwithstanding anything set forth in this Section to the contrary, no failure to perform by the Participant after a Notice of Termination is given to the Company by the Participant shall constitute Cause for the purposes of this Plan.

(2)	Notwithstanding Section 4.4, the following definition of Change in Control shall apply for purposes of this Section 4.5:

(A)

an acquisition (other than directly from the Company) of any voting securities of the Company (the “voting Securities”) by any “Person” (as the term person is used for the purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) immediately after which such Person has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the Company’s then-outstanding Voting Securities; provided, however, in determining whether or not a Change in Control has occurred, Voting Securities which are acquired in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would constitute a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (1) any employee benefit plan (or related trust) sponsored or maintained by the Company, (2) the Company or (3) any Person in connection with a Non-Control Transaction (as hereinafter defined).

(B)

individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(C)	The consummation of:

(i)

A merger, consolidation or reorganization with or into the Company in which securities of the Company are issued, unless such merger, consolidation or reorganization is a “Non-Control Transaction”. A “Non-Control Transaction” is a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

(a)

the stockholders of the company immediately before such merger, consolidation, or reorganization, own, directly or indirectly, at least fifty-one percent (51%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

(b)

the individuals who were members of the Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation or a corporation owning directly or indirectly fifty-one percent (51%) or more of the Voting Securities of the Surviving Corporation, and

(c)

no person other than (i) the Company, (ii) any subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) maintained immediately prior to such merger, consolidation, or reorganization by the Company, owns fifty percent (50%) or more of the combined voting power of the Surviving Corporation’s then-outstanding voting securities;

(ii)	A complete liquidation or dissolution of the Company; or

(iii)	The sale or other disposition of all or substantially all of the assets of the Company to any Person.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting securities outstanding, increases the proportional number of Shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) and after such acquisition of Voting Securities by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities, then a Change in Control shall occur.

For a Participant’s Non-Grandfathered Legacy Regions Plan Account balance under Section 2.1(e) through March 31, 2008, a Change in Control shall be determined as provided in this Section 4.5 and shall result in accelerated vesting and funding of benefits but shall not result in an accelerated distribution. The special provisions of this Section 4.5 shall not apply to a Participant’s Non-Grandfathered Legacy Regions Plan Account effective April 1, 2008.

(3)	“Good Reason” shall mean:

(A)	the occurrence, after a Change in Control that is not a Merger of Equals, of any of the following events or conditions:

(i)

a change in the Participant’s status, title, position or responsibilities (including reporting responsibilities) which, in the Participant’s reasonable judgment, represents a materially adverse change from his status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Participant of any duties or responsibilities which, in the Participant’s reasonable judgment, are materially inconsistent with his status, title, position, responsibilities; or any removal of the Participant from or failure to reappoint or reelect him to any such offices or positions, except in connection with the termination of employment of the Participant for Disability, Cause, as a result of the Participant’s death or by the Participant other than for Good Reason;

(ii)	a reduction in aggregate of the Participant’s annual base salary and bonus below the aggregate of the Base Amount and the Bonus Amount;

(iii)

the required relocation of the Participant’s principal employment location to a location more than 35 miles from the Participant’s principal employment location immediately prior to the Change in Control;

(iv)

the failure by the Company to pay the Employee any portion of the Participant’s current compensation or to pay to the Employee any portion of an installment of deferred compensation under any deferred compensation program of the Company in which the Participant participated, within seven days of the date such compensation is due;

(v)

the failure by the Company to (I) continue in effect (without reduction in benefit level, and/or award opportunities) any material compensation or employee benefit plan in which the Participant was participating prior to the Change in Control, unless a substitute or replacement plan has been implemented which provides substantially the same compensation or benefits to the Participant or (II) provide the Participant with compensation and benefits, in the aggregate, at least equal (in terms of benefit levels and/or award opportunities) to those provided for under each compensation or other employee benefit plan, program and practice in which the Participant was participating immediately prior to the Change in Control;

(vi)

any purported termination of the Participant’s employment by the Company which is not effected pursuant to a Notice of Termination satisfying the terms set forth in the definition of Notice of Termination (and, if applicable, the terms set forth in the definition of Cause); or

(vii)	a termination of employment by the Employee for any reason during the 30-day period immediately following the first anniversary of the Change in Control

(B)

Any event described in subsections (a)(i) through (vi) above which occurs within six months prior to a Change in Control and which the Participant reasonably demonstrates was at the request of a third party or otherwise arose in connection with or in anticipation of a Change in Control which has been threatened or proposed and which actually occurs, shall constitute Good Reason for the purposes of this Agreement notwithstanding that it occurred prior to a Change in Control.

(4)

“Base Amount” shall mean the Participant’s annual base salary at the rate in effect at the date hereof or, if greater, at any time thereafter, determined without regard to any salary reduction or deferred compensation elections made by the Participant.

(5)

“Bonus Amount” shall mean the highest bonus or bonuses paid or payable under the Company’s Management Incentive Bonus Plan in respect of any of the three full fiscal years ended prior to the Termination of Service date or if greater the three full fiscal years ended prior to the Change in Control.

(6)	“Merger of Equals” means any Change in Control transaction approved by the Company’s Incumbent Board and specifically designated by the Incumbent Board as a merger of equals.

(7)

“Notice of Termination” shall mean written notice, following a Change in Control, of termination of the Participant’s employment signed by the Participant if to the Company or by a duly authorized officer of the Company if to the Participant, which indicates the specific termination provision in this Agreement, if any, relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide the basis for termination of the Participant’s employment under the provision so indicated.

(c)

Upon the occurrence of a Change in Control that is not a Merger of Equals, the Company shall be required to make a lump sum payment to a Trust, which when added to the fair market value of assets in the Trust at such time, equals the value of all benefits in all Participants’ Grandfathered Legacy Regions Plan Accounts and Non-Grandfathered Legacy Regions Plan Accounts under the Plan as of the date of the Change in Control that is not a Merger of Equals. Such lump sum payment shall be made to the Trust within 30 days following the date of the Change in Control that is not a Merger of Equals.

(d)	The provisions of the Plan regarding Grandfathered Legacy Regions Plan Accounts may not be amended in a manner that would result in a loss of grandfathered status under Code Section 409A.

Section 4.6    Special Provisions Regarding Legacy Regions Plan DC Restoration Plan Account

Effective April 1, 2008, the Plan Administrator shall establish and maintain a separate account under a Legacy Regions Plan participant’s Grandfathered Legacy Regions Plan Account to hold amounts previously credited to the Participant’s DC Restoration Plan Account under the Legacy Regions Plan for amounts previously transferred from the Regions Financial Corporation Nonqualified Defined Contribution Restoration Plan (the “DC Restoration Plan”). Such accounts may be funded by a Company contribution in the amount credited to the bookkeeping accounts established and maintained under the DC Restoration Plan. If an account is funded, it may be held in a rabbi trust established and maintained by the Company for the purpose of setting aside Company assets to pay benefits under top-hat plans like this Plan. Any such account may be designated a “Legacy Regions Plan DC Restoration Plan Account.” A Legacy Regions Plan DC Restoration Plan Account shall represent the final value of the DC Restoration Plan bookkeeping accounts, calculated as of May 13, 2002, including earnings thereon. Following establishment of a Legacy Regions Plan DC Restoration Plan Account, earnings on such account shall be determined in the same manner described herein with respect to a Participant’s Salary Reduction Contributions Account. A Participant’s Legacy Regions Plan DC Restoration Plan Account is an employer contribution account and shall be treated for all purposes not otherwise specified in this Section 4.6 in the same manner as a Participant’s matching contributions account under the Legacy Regions Plan. Without otherwise limiting the meaning of the preceding sentence, this shall mean that (i) the Beneficiary of any amounts in a Participant’s Legacy Regions Plan DC Restoration Plan Account shall be the Beneficiary of the Participant as defined under the Plan; (ii) in the event of death, disability, retirement or termination of the Participant’s employment with the Company for any reason, the vested portion of a Participant’s Legacy Regions Plan DC Restoration Plan Account established and maintained pursuant to this Section shall be distributed in accordance of the terms of this Plan; and (iii) in the event of a change in control as that term is defined in Section 4.5, a Participant’s Legacy Regions Plan DC Restoration Plan Account shall be administered according to the provisions of Section 4.5 hereof. A Participant’s DC Restoration Plan Account that was grandfathered as of December 31, 2004 shall be administered as a part of the Participant’s Grandfathered Legacy Regions Plan Account.

Article V. Accounts; Unsecured Benefits; Financing

5.1    Participant Accounts

Each contribution credited to a Participant under Article IV shall be allocated to an individual bookkeeping Account maintained on behalf of that Participant by the Plan Administrator. Each Participant’s Account shall be adjusted for earnings in the manner described in Section 5.2.

5.2    Valuation of Participant Accounts

(a)

Prior to April 1, 2008 with regard to the Plan, as of each Valuation Date, each Participant’s Account shall be adjusted to reflect earnings as follows: An average of the Participant’s Account (the “Average Account Balance”) shall be obtained by dividing (a) the sum of (i) the Participant’s Account as of the immediately preceding Valuation Date, and (ii) the Participant’s Account as of the immediately preceding Valuation Date plus all contributions since the immediately preceding Valuation Date, by (b) two. The Participant’s Average Account Balance shall be multiplied by the Applicable Interest Rate, and this product shall be added to or subtracted from the Participant’s Account. The “Applicable Interest Rate” for a Participant shall be the Participant’s personal rate of return in the AmSouth Thrift Plan for the quarter as reflected on his or her AmSouth Thrift Plan statement for the quarter. If the Participant does not have a balance in the AmSouth Thrift Plan as of the Valuation Date, the Participant’s Account shall be adjusted to reflect earnings by multiplying the Participant’s Average Account Balance by the average rate of return for the “Stable Principal Fund” in the AmSouth Thrift Plan for the period.

(b)

Notwithstanding the foregoing, prior to April 1, 2008, the Legacy Regions Plan and on and after April 1, 2008, the Plan, shall credit earnings on deferrals according to the direction of the Administrator. The Administrator may follow, in its discretion, investment requests of the Participant, although the Administrator is under no requirement to do so. Investment requests by a Participant must be made in a manner acceptable to the Administrator. Matching contributions credited to an Account shall be credited with earnings according to the earnings and losses experienced by the Company’s common stock. For this purpose, the experience of a unitized employer stock fund may be utilized to calculate earnings. Amounts contributed to a Trust may be actually invested in an employer stock fund or another fund requested by the Participant for the purpose of generating earnings to satisfy this Section. The investment choices under the Plan may be similar to the investment choices available to participants in the Regions 401(k) Plan. The Participant may request a particular investment of the portion of the amounts credited to the Participant’s Account as matching contributions into any available investment fund under the Plan.

5.3    Unsecured Benefits; Financing

The benefits under this Plan shall be paid out of the general assets of the Employers (including assets held in the Trust as described in this Section 5.3). The Employers may establish a rabbi Trust to provide benefits under the Plan. With regard to Grandfathered Legacy Regions Plan Accounts and, prior to April 1, 2008, Non-Grandfathered Legacy Regions Plan Accounts, a rabbi Trust shall be established in the event a Change in Control (as defined in Section 4.5) occurs which is not a Merger of Equals as defined in Section 4.5. Effective April 1, 2008, with regard to Accounts other than Grandfathered Legacy Regions Plan Accounts (for which the preceding sentence shall continue to apply), in the event of a Change in Control (as defined in Section 4.5 or Section 2.5), which is not a Merger of Equals as defined in Section 4.5, a rabbi Trust shall be established. In the event a rabbi Trust is established, the Company shall select an entity to serve as Trustee for the Trust. No Participant or Beneficiary shall have any interest in any specific asset of any Employer. To the extent that any person acquires a right to receive payments under this Plan, such right shall be no greater than the right of any unsecured general creditor of any Employer. Nothing contained in this Plan, and no action taken pursuant to the provisions of this Plan, shall create a fiduciary relationship between an Employer and any Participant or Beneficiary or a right of continued employment for any Participant.

Article VI. Distributions

6.1    Termination of Service.

Upon a Participant’s Termination of Service, the Participant shall be entitled to the balance of his or her Account. This balance shall be paid to the Participant pursuant to the Participant’s election of distribution form as provided in Section 3.3; provided, however, that payment of a Participant’s Grandfathered Legacy Regions Plan Account shall be made in accordance with the following paragraph. Prior to April 1, 2008, Legacy Regions Plan participants were paid in accordance with the provisions of the Legacy Regions Plan then in effect.

Notwithstanding the foregoing, all amounts credited to a Participant’s Grandfathered Legacy Regions Plan Account in accordance with the Legacy Regions Plan (prior to April 1, 2008, the grandfathered pre-2005 balance) shall be distributed to or with respect to a Participant upon termination of the Participant’s employment with the Company for any reason including death in one lump sum if the total amounts credited to the Participant’s Account as of the date of the Participant’s termination of employment (including death) are less than $50,000. If the total amounts credited to a Participant’s Grandfathered Legacy Regions Plan Account as of the date of termination of employment (including death) equal or exceed $50,000, such amounts shall be distributed to the Participant in ten equal annual installments, except that a Participant may request at the time of termination of employment that such installments be distributed over fewer than ten years. A lump sum distribution or the first installment of annual installments shall be made as soon as practicable following the date the Participant ceases to be employed. Successive annual installments shall be made by January 31st of the succeeding Plan Year, unless a different payment date is determined by the Company. The provisions of this Section shall supersede any election made by the Participant at the time of the deferral election.

With regard to the Legacy Regions Plan, effective January 1, 2005 and prior to April 1, 2008, if the Participant’s entire post-2004 account (i.e., the non-grandfathered account) is less than $50,000, the entire post-2004 account will be distributed in a single lump sum 30 days following the Participant’s Termination of Service. If the Participant’s entire post-2004 account is equal to $50,000 or more, the post-2004 account will be distributed in ten annual installments. Each installment shall be the post-2004 account as of the date of distribution divided by the number of remaining installments (including the then current installment), provided however that the Company may, for administrative reasons, calculate the amount as of a date prior to the actual distribution date. The first installment shall be paid 30 days following the Participant’s Termination of Service, and each installment thereafter shall be paid on the January 31st of the succeeding year. Notwithstanding the above, if the Participant is a Specified Employee, the first annual installment or the lump sum, as applicable, shall be paid six months after the Participant’s Termination of Service (or as soon as practical after the Participant’s death, if earlier).

6.2    Death of the Participant

If the Participant dies before the distribution of his or her Account is completed, the balance in the Account shall be distributed to the Participant’s Beneficiary in a lump sum cash payment or in 5 or 10 year annual installments based on the form of distribution elected by the Participant as provided in Section 3.3, beginning within 60 days of the Participant’s death (prior to April 1, 2008, within 90 days of the Valuation Date immediately following the Participant’s death). Notwithstanding any election by the Participant, if the Participant’s balance at the time of his or her death does not exceed the amount specified in Section 3.3(b), the Participant’s benefit shall be paid to his or her Beneficiary in a lump sum cash payment 60 days of the Participant’s death (prior to April 1, 2008, within 90 days of the Valuation Date immediately following the Participant’s death). The provisions of Section 6.1 shall supersede the provisions of this Section 6.2 with regard to distributions to Participants of Grandfathered Legacy Regions Plan Accounts and with regard to distributions on death under the Legacy Regions Plan prior to April 1, 2008.

6.3    No In-Service Withdrawals

Except as provided in Section 6.4, a Participant may not receive a distribution from his or her Account before incurring a Termination of Service which constitutes a separation from service under Section 409A of the Code.

6.4    Distribution of Grandfathered Legacy Regions Plan Account Due to Disability

In the event a Participant ceases to be actively employed on account of disability, the Participant’s balance in his Grandfathered Legacy Regions Plan Account shall be distributed in accordance with the provisions relating to Termination of Service under Section 6.1. For purposes of this Section, “disability” shall mean a physical or mental condition which renders the Participant incapable of performing the work for which he was employed or similar work, as evidenced by eligibility for and actual receipt of benefits payable under the Company’s long-term disability program and/or Social Security. The provisions of this paragraph regarding the distribution of a Participant’s Grandfathered Legacy Regions Plan Account due to disability will be treated as grandfathered and will not be amended in any manner that would result in loss of grandfathered status under Section 409A.

Article VII. Administration

7.1    Administration

The Plan shall be administered by the Plan Administrator. The Plan Administrator shall have all powers necessary or appropriate to carry out the provisions of the Plan. It may, from time to time, establish rules for the administration of the Plan and the transaction of the Plan’s business. The Plan Administrator shall have absolute and complete discretionary authority to interpret and administer the Plan and shall have the exclusive right to make any finding of fact necessary or appropriate for any purpose under the Plan including, but not limited to, the determination of eligibility for and amount of any benefit. The Plan Administrator shall have the exclusive right to interpret the terms and provisions of the Plan and to determine any and all questions arising under the Plan or in connection with its administration, including, without limitation, the right to remedy or resolve possible ambiguities, inconsistencies, or omissions by general rule or particular decision, all in its sole and absolute discretion. To the extent permitted by law, all findings of fact, determinations, interpretations, and decisions of the Plan Administrator shall be conclusive and binding upon all persons having or claiming to have any interest or right under the Plan. The Plan Administrator may, in its sole and absolute discretion, delegate any of its powers and duties under this Plan to one or more individuals or committees. In such a case, every reference in the Plan to the Plan Administrator shall be deemed to include such matters within their jurisdiction. The Plan Administrator shall have the right to consult with attorneys and other advisors regarding its duties under this Plan, and such attorney and advisors may be employed by an Employer.

7.2    Appeals From Denial of Claims

Any Participant may file a claim for benefits. If the claim is denied, the claimant shall be provided written notice within 90 days with:

(a)	Specific reasons for the denial;

(b)	Specific references to the Plan provisions on which the denial is based;

(c)	A description of any additional information needed and why it is needed; and

(d)	An explanation of (1) the procedures and time limits for an appeal, (2) the right to obtain information about the procedures, and (3) the right to sue in federal court.

If there are special circumstances delaying the determination of the claim, the claimant may be notified within the 90-day period explaining the special circumstances and stating that an answer will be provided within 90 more days. If an answer is not received within the 90 days (or 180 days if an extension notice has been provided), the claim shall be deemed denied.

Any claimant for a benefit (or, as applicable, his or her estate or other representative or beneficiary) may, within 60 days after receipt of a letter of denial, appeal to the Benefits Administration Committee (prior to November 4, 2006 with regard to the Plan, the Claims Review Committee) by writing to the Manager of Benefits of the plan sponsor and may request a review of the denial of the benefit, with opportunity to submit his or her position in writing. Appeals not timely filed shall be barred. The claimant is entitled to:

(a)	Receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to his or her claim.

(b)

Submit written comments, documents, records and other information relating to the claim, which will be considered without regard to whether such information was submitted or considered in the initial determination.

The Benefits Administration Committee shall meet quarterly, provided that a claim is pending; or such other time as the Benefits Administration Committee shall determine. If a claim is received by the Benefits Administration Committee at least 30 days before a quarterly meeting, such appeal will be considered at that meeting; otherwise, such appeal will be considered at the first subsequent quarterly meeting. If there are special circumstances, the decision may be delayed until the third meeting following receipt of the request. If special circumstances require an extension, the claimant will be notified.

The Benefits Administration Committee will render a written decision, written in a manner calculated to be understood by the claimant, and mail the written decision to the claimant at the claimant’s last address known to the plan sponsor, specifying by reference to the Plan the reasons for denial of such part or all of the claimed benefit as it denies upon review. Such letter shall state that the claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records and other information relevant to the claim; describe the Plan’s voluntary appeal procedures, if any; and notify the claimant of his or her right to bring an action under Section 502(a) of ERISA.

Notwithstanding the foregoing, the provisions of Section 5.6 of the Legacy Regions Plan regarding review of claims and appeals shall apply with regard to the Legacy Regions Plan prior to April 1, 2008.

7.3    Tax Withholding

The Employer may withhold from any payment under this Plan any federal, state, or local taxes required by law to be withheld with respect to the payment and any sum the Employer may reasonably estimate as necessary to cover any taxes for which it may be liable and that may be assessed with regard to the payment.

7.4    Expenses

All expenses incurred in the administration of the Plan shall be paid by the Employers. In determining investment returns from investment of funds that constitute employer general assets, expenses related to such investments may be deducted in determining such returns.

Article VIII. Adoption of the Plan by Affiliates; Amendment and Termination of the Plan

8.1    Adoption of the Plan by Affiliate

All Affiliates of the Company (but specifically excluding Morgan Keegan) are deemed to have adopted this Plan as of the later of (i) the effective date of this Plan as set forth in Section 1.1, or (ii) the date of such Affiliate’s affiliation with the Company.

8.2    Amendment and Termination

This Plan may at any time or from time to time be amended or terminated. No amendment, modification or termination shall adversely affect the Participant’s rights under this Plan. Notwithstanding the foregoing, any amendment or discontinuance of the Plan shall be prospective in operation only and shall not affect the payment of any deferred amounts theretofore earned by any Participant or former Participant. Any amendment or discontinuance must comply with the requirements of Section 409A of the Code. No amendment will be made to the Grandfathered Legacy Regions Plan Accounts of Participants to the extent the amendment would result in a loss of grandfathered status of the Grandfathered Legacy Regions Plan Accounts.

8.3    Compliance With Code Section 409A

To the extent applicable, this Plan shall be administered in compliance with Code Section 409A and the regulations thereunder.

Article IX. Miscellaneous Provisions

9.1    Nonalienation

No benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge shall be void. Benefits shall not be in any manner subject to the debts, contracts, liabilities, engagements, or torts of, or claims against, any Participant or Beneficiary, including claims of creditors, and any other like or unlike claims. The preceding shall not apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a Qualified Domestic Relations Order.

9.2    Distribution For Minors and Incompetents

In making any distribution to or for the benefit of any minor or incompetent person, the Plan Administrator, in its sole and absolute discretion, may, but need not, direct such distribution to a legal or natural guardian or other relative of such minor or court appointed committee of such incompetent, or to any adult with whom such minor or incompetent temporarily or permanently resides, and any such guardian, committee, relative or other person shall have full authority and discretion to expend such distribution for the use and benefit of such minor or incompetent. The receipt of such guardian, committee, relative or other person shall be a complete discharge to the Company and any Employer hereunder without any responsibility on its part or on the part of the Plan Administrator to see to the application thereof.

9.3    Severability

If any provision of this Plan shall be held illegal or invalid, the illegality or invalidity shall not affect its remaining parts. The Plan shall be construed and enforced as if it did not contain the illegal or invalid provision.

9.4    Applicable Law

Except to the extent preempted by applicable federal law, this Plan shall be governed by and construed in accordance with the laws of the state of Alabama.

IN WITNESS WHEREOF, Regions Financial Corporation, on behalf of itself and all participating Affiliates, has caused its authorized officers to execute this document on                     , 2008, effective as provided herein.

REGIONS FINANCIAL CORPORATION

David B. Edmonds
Senior Executive Vice President and Human Resources Director

APPENDIX A

PRIOR ELIGIBILITY RULES

FOR THE PLAN (AMSOUTH PLAN)

(a)

Any Employee who was eligible to participate in the AmSouth Bancorporation Thrift Plan and whose annual base salary, including amounts not currently includible in gross income under Code Sections 125, 401(k) or 402(a)(8), but excluding special pay, bonuses, commissions or other incentive pay, reimbursement for expenses, special supplements for automobile or club dues, and the Prior Profit Sharing Plan Bonus (“Base Salary”) as of January 1, 1995 was equal to or greater than $150,000, became a Participant in this Plan as of January 1, 1995.

(b)

Prior to July 1, 2004, any other Employee who was eligible to participate in the AmSouth Bancorporation Thrift Plan and whose annual base salary including amounts not currently includible in gross income under Code Sections 125, 401(k) or 402(a)(8), but excluding special pay, bonuses, commissions or other incentive pay, reimbursement for expenses, special supplements for automobile or club dues, and the Prior Profit Sharing Plan Bonus (“Base Salary”) was equal to or greater than $150,000 as of January 1 became a Participant in this Plan as of that January 1. Prior to July 1, 2004, any employee hired during the year whose Base Salary was equal to or greater than $150,000 on the date of hire became a Participant immediately. After January 1, 2004 and prior to July 1, 2004, any Employee who was employed prior to January 1, 2004 whose salary was equal to or greater than $150,000 but less than $175,000 and who was not a Participant in the Plan on January 1, 2004 became a Participant on January 1, 2005. Notwithstanding the foregoing, any person who became an Employee on or after July 1, 2004, and any person who was an Employee prior to July 1, 2004 who was eligible to participate in the AmSouth Bancorporation Thrift Plan as of July 1, 2004 and whose Base Salary (as defined above in this paragraph) was not equal to or greater than $150,000 as of July 1, 2004 became a Participant in this Plan as of the January 1 following the date that his or her Base Salary equaled or exceeded $175,000. Effective July 1, 2004, any employee hired during the year whose Base Salary was equal to or greater than $175,000 on the date of hire became a Participant immediately. Any Employee who was not a Participant on January 1, 2006 and any Employee hired on or after January 1, 2006 became eligible to participate hereunder as of the first day of the month coinciding with or next following the later of the Employee’s completion of one Year of Service and the date the Employee’s Base Salary equals or exceeds $175,000.

APPENDIX B

LEGACY REGIONS SUPPLEMENTAL

401(K) PLAN

REGIONS FINANCIAL CORPORATION

SUPPLEMENTAL 401(K) PLAN

WHEREAS, the Board of Directors of Regions Financial Corporation (“Regions”) has established and maintains the Regions Financial Corporation 401(k) Plan, a qualified plan of deferred compensation; and

WHEREAS, the Board of Directors of Regions (the Board”) desires to establish a method whereby certain employees can elect to defer receipt of all or a portion of their compensation that would be deferred under the 401(k) Plan, but for the limitations imposed by Sections 401(a)(17), 401(k)(3), 401(m)(2), 402(g), or 415(c), of the Internal Revenue Code of 1986, as amended; and

WHEREAS, the Board at a meeting held on September 20, 2000 duly approved the adoption of a nonqualified plan of deferred compensation to accomplish this desire; and,

WHEREAS, the Directors Personnel Committee of the Board, at a meeting held on the 16th day of January, 2001, has duly approved and authorized the Plan embodied herein, to be effective as of the 1st day of January, 2001, for the benefit of eligible employees of Regions and of other companies affiliated with Regions and participating in the Plan with respect to their employees.

NOW THEREFORE, Regions hereby establishes the Regions Financial Corporation Supplemental 401(k) Plan, a nonqualified plan of deferred compensation, effective as of January 1, 2001, to be maintained by Regions for the purpose of providing supplemental deferred compensation opportunities for a select group of its highly compensated or management employees.

ARTICLE I

DEFINITIONS

Section 1.1 When used in this Plan document, the following terms have the meanings indicated unless a different meaning is plainly required by the context.

“Account” means the separate account for each Participant’s aggregate Deferred Compensation and Matching Contributions adjusted for earnings, including gain or loss, in the manner provided in Section 3.5 hereof.

“Beneficiary” means the person or persons designated by the Participant or otherwise to receive amounts payable under the 401(k) Plan in the event of the Participant’s death.

“Change of Control” means any of the following:

(i)

an acquisition (other than directly from the Company) of any voting securities of the Company (the “voting Securities”) by any “Person” (as the term person is used for the purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act’)) immediately after which such Person has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the Company’s then-outstanding Voting Securities; provided, however, in determining whether or not a Change of Control has occurred, Voting Securities which are acquired in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would constitute a Change of Control. A “Non-Control Acquisition” shall mean (A) an acquisition by (A) any employee benefit plan (or related trust) sponsored or maintained by the Company, (B) by the Company or (C) any Person in connection with a Non-Control Transaction (as hereinafter defined).

(ii)

individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)	The consummation of:

(A)

A merger, consolidation or reorganization with or into the Company in which securities of the Company are issued, unless such merger, consolidation or reorganization is a “non-Control Transaction”. A “Non-Control Transaction” is a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

(I)

the stockholders of the company immediately before such merger, consolidation, or reorganization, own, directly or indirectly, at least fifty-one percent (51%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

(II)

the individuals who were members of the Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation or a corporation owning directly or indirectly fifty-one percent (51%) or more of the Voting Securities of the Surviving Corporation, and

(III)

no person other than (i) the Company, (ii) any subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) maintained immediately prior to such merger, consolidation, or reorganization by the Company, owns fifty percent (50%) or more of the combined voting power of the Surviving Corporation’s then-outstanding voting securities;

(B)	A complete liquidation or dissolution of the Company; or

(C)	The sale or other disposition of all or substantially all of the assets of the Company to any Person.

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change of Control would occur (but for the operation of this sentence) and after such acquisition of Voting Securities by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities, then a Change of Control shall occur.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” means Regions Financial Corporation and any of its subsidiaries or affiliated business entities, as determined in accordance with the provisions contained in Section 414 of the Code.

“Compensation” means compensation as defined in the 401(k) Plan, except that the limitations under Section 401(a)(17) of the Code shall not be taken into account for purposes of determining benefits under this Plan.

“Deferral Election” means the form made available annually by the Company to an Eligible Employee which, when properly executed by the Employee, effects his participation in the Plan. The Deferral Election shall specify the first year for which the election is effective, and shall apply to succeeding years unless it is revoked by the Participant. The Deferral Election shall be irrevocable during the Plan Year to which it relates. Furthermore, the Deferral Election shall specify a percentage of Compensation, not to exceed ten percent (10%), and shall further specify that the Participant’s deferral of Compensation under the Plan shall not commence unless and until the Participant has deferred the maximum elective deferrals permitted under the 401(k) Plan. The Company shall have full discretion to determine when the maximum elective deferrals permitted under the 401(k) Plan have been made, and to thereby commence deferrals under the Plan. A Participant may change or revoke a Deferral Election by executing a new Deferral Election prior to the beginning of each Plan Year. Termination of employment shall automatically revoke a Deferral Election.

“Deferred Compensation” means (1) salary deferrals and (2) profit sharing bonus deferrals under the Plan pursuant to a Deferral Election. No amounts shall be deferred under the Plan unless the Participant has deferred the maximum elective deferrals under the 401(k) Plan. Deferred Compensation shall not be included as gross income on a Participant’s federal income tax withholding statement (W-2) form until it is distributed from the Plan.

“Eligible Employee” means an Employee who has been identified by the Company as a highly compensated Employee who is eligible to participate in the Plan.

“Eligibility Service” means eligibility service as defined in the 401(k) Plan.

“Employee” means any person who is employed by the Company.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“401(k) Plan” means the Regions Financial Corporation 401(k) Plan.

“Matching Contributions” means matching contributions paid by the Company pursuant to Section 3.2(c).

“Merger of Equals” means any Change of Control transaction approved by the Company’s Incumbent Board (as defined in the definition of “Change of Control” above) and specifically designated by the Incumbent Board as a merger of equals.

“Participant” means an Eligible Employee described in Article II of this Plan who has elected to participate in the Plan.

“Plan” means the Regions Financial Corporation Supplemental 401(k) Plan, as of its original effective date, including any subsequent amendments thereto.

“Plan Year” means the calendar year.

“Trust” means a rabbi trust which may be established by the Company in connection with this Plan to provide the benefits described in the Plan. A Trust shall be established in the event a Change of Control occurs which is not a Merger of Equals.

“Trustee” means the entity selected by the Company to serve as Trustee for the Trust.

“Vesting Service” means service which is taken into account for vesting purposes under the 401(k) Plan, and shall include all service with the Company.

ARTICLE II

ELIGIBILITY AND PARTICIPATION

Section 2.1 An Eligible Employee who has made a Deferral Election under the Plan shall be eligible to participate in the Plan, effective as of the first date he becomes eligible to participate in the 401(k) Plan following execution of the Deferral Election.

Section 2.2 Participation in the Plan shall commence when an account is established under the Plan. A Deferral Election with respect to salary deferrals shall be made no later than December 1 preceding the Plan Year to which the Deferral Election relates, except that, if circumstances dictate an exception, a Deferral Election for a Plan Year may be completed on or before the December 31 immediately preceding the Plan Year. Notwithstanding the preceding sentence, Deferral Elections for the first Plan Year shall be made on or before December 31, 2000. A Deferral Election with respect to a profit sharing bonus deferral under the Regions Financial Corporation Profit Sharing Bonus Plan must be made on or before December 1 preceding the Plan Year to which the Deferral Election relates.

Section 2.3 The Company may, in its sole discretion, permit a newly hired Eligible Employee to execute a Deferral Election within 31 days after the Eligible Employee first becomes eligible to participate in the 401(k) Plan. Notwithstanding this provision, as a general rule, a newly hired Eligible Employee shall not be permitted to enroll in the Plan until the December 1 next following his date of hire.

ARTICLE III

SUPPLEMENTAL 401(K) ACCOUNT

Section 3.1 The Company shall establish and maintain an Account for each Participant who elects to defer Compensation under the Plan, and shall credit such Account with the amount described in Section 3.2.

Section 3.2 The amount credited to each Participant’s Account pursuant to Section 3.1 shall be an amount equal to the difference between (a) and (b), plus (c) and (d), where (a), (b), (c), and (d) are described as follows:

(a)

The aggregate amount of (1) salary deferrals and (2) profit sharing bonus deferrals which would have been deferred under the 401(k) Plan, but for the limitations imposed by Code Sections 401(a)(17), 401(k)(3), 401(m)(2), 402(g), or 415(c), less

(b)	The “maximum elective deferrals” permitted under the 401(k) Plan, as determined by the 401(k) Plan Administrator, plus

(c)

Matching Contributions by the Company paid with respect to salary deferrals actually credited under the Plan. Matching Contributions under the Plan shall be calculated according to the formula set forth in Section 4.2(b) of the 401(k) Plan, plus

(d)	Earnings calculated pursuant to Section 3.5 hereof.

Section 3.3 Each Eligible Employee may elect, for the Plan Year beginning January 1, 2001, to become a Participant in the Plan for a Plan Year. The initial election shall be made in accordance with applicable regulations under the Code, and should be made on or before December 31, 2000, and in no event later than January 30, 2001. An election made after December 31, 2000 shall not be effective with respect to compensation earned before the election is made. Elections for succeeding Plan Years shall be made by the immediately preceding December 1. An election shall be effected by making a Deferral Election. The election is irrevocable for the entire Plan Year to which the election relates. An election shall be effective for succeeding Plan Years until the election is revoked by the Participant. As a general rule, an Eligible Employee who is hired after January 1, 2001 will not make an election to participate in the Plan until the following Plan Year; however, in the sole discretion of the Administrator, a newly hired Eligible Employee may make an enrollment election within thirty-one days from the date the Participant first became eligible to participate in the 401(k) Plan to defer compensation related to service rendered after the election is made.

Section 3.4 Amounts shall be credited to a Participant’s Account as soon as practicable following the payroll period from which the salary or profit sharing bonus deferral is made.

Section 3.5 Salary and profit sharing bonus deferrals credited under the terms of the Plan to an Account maintained for a Participant shall be credited with earnings according to the direction of the Administrator. For this purpose, the Administrator may follow, in its discretion, investment requests of the Participant, although the Administrator is under no requirement to do so. Investment requests by a Participant must be made in a manner acceptable to the Administrator. Matching Contributions credited to an Account shall be credited with earnings according to the earnings and losses experienced by the Company’s common stock. For this purpose, the experience of a unitized employer stock fund may be utilized to calculate earnings. Amounts contributed to a Trust may be actually invested in an employer stock fund or another fund requested by the Participant for the purpose of generating earnings to satisfy this Section. The investment choices under the Plan shall be identical to the investment choices available to participants in the 401(k) Plan. The portion of amounts credited to the Participant’s Account that represents Matching Contributions, if any, shall remain invested in the employer stock fund until the date at which the Participant is eligible for diversification under the 401(k) Plan. On or after that date the Participant may request a particular investment of the portion of the amounts credited to the Participant’s Account as Matching Contributions into any available investment fund under the 401(k) Plan.

Section 3.6 Amounts credited to an Account as Matching Contributions shall be separately accounted for and shall be vested upon three (3) years of Vesting Service. This vesting schedule is intended to be the same as the vesting schedule for Matching Contributions under the 401(k) Plan. Forfeited Matching Contributions will be the property of the Company and will remain in the general assets of the Company. All salary and profit sharing bonus deferrals shall be fully vested at all times.

Section 3.7 The Company may also set up Participant accounts to hold deferred amounts from any other nonqualified deferred compensation plan sponsored by the Company. These accounts may or may not, according to the discretion of the Company, be set aside in a Trust adopted in conjunction with the Plan.

ARTICLE IV

DISTRIBUTIONS

Section 4.1 All amounts credited to a Participant’s Account in accordance with Article III, including earnings credited in accordance with Section 3.5, shall be distributed to or with respect to a Participant only upon termination of the Participant’s employment with the Company for any reason including death. Such amounts shall be distributed in a lump sum or in annual installments (not to exceed ten (10)) as elected by the Participant in the Deferral Election at the time the Deferral Election is made. Unless the Participant elects a different time for payment, a lump sum distribution or the first installment of annual installments shall be made as soon as practicable following the Participant’s termination of employment. Successive annual installments shall be made by January 31st of the succeeding Plan Year, unless a different payment date is determined by the Company.

Section 4.2 Notwithstanding any provision in Section 4.1 to the contrary, a Participant may change, in a form acceptable to the Company, the form and timing of the election made by the Participant with respect to the payment of the Participant’s benefits following termination of employment. Such revision shall not be effective with respect to the benefits under this Plan until the end of a one-year period that begins on the date of the new election and only if such revised election is expressly approved in writing by the Company. If the Company does not approve such election in writing, then the payment of the Participant’s benefits shall be made as directed by the Company in its sole discretion.

Section 4.3 If a Participant dies before the entire amount credited to the Participant under the Plan has been paid to the Participant, the amount remaining shall be distributed to the Participant’s Beneficiary in accordance with the method selected by the Participant pursuant to a written election provided to the Company prior to his or her death.

Section 4.4 Reserved.

Section 4.5 In the event a Participant ceases to be actively employed on account of disability, the Participant’s Account shall be distributed in accordance with the provisions relating to termination of employment under Section 4.1 hereof. For purposes of this Section, “disability” shall mean a physical or mental condition which renders the Participant incapable of performing the work for which he was employed or similar work, as evidenced by eligibility for and actual receipt of benefits payable under the Company’s long-term disability program and/or Social Security.

ARTICLE V

ADMINISTRATION

Section 5.1 The Plan shall be administered by Regions Financial Corporation, which shall have the authority to interpret the Plan as it deems appropriate. The Company shall have the duty and responsibility of maintaining records, making the requisite calculations and disbursing the payments hereunder. The Company’s interpretations, determinations, regulations and calculations shall be final and binding on all persons and parties having or claiming to have any right or interest in or under the Plan.

Section 5.2 The Company shall be entitled to rely on all tables, valuations, certifications, opinions, data and reports furnished by any actuary, accountant, controller, consultant or other person employed or engaged by the Company with respect to the Plan, and on all opinions given by any duly appointed legal counsel, which legal counsel may be counsel for the Company.

Section 5.3 The Company shall furnish individual statements of accrued benefits to each Participant, or current Beneficiary, in such form as determined by the Company or as required by law. Said statements shall be distributed periodically as determined by the Company, but no less frequently than annually.

Section 5.4 The Plan is an unfunded pension plan maintained by the Company for the purpose of providing deferred compensation for a select group of highly compensated and management employees. The Company shall file the statement permitted by 29 C.F.R. § 2520.104-23 with the Secretary of Labor within 120 days after the effective date of the Plan in order to satisfy the alternative method of compliance with the reporting and disclosure requirements of ERISA.

Section 5.5 The Plan is a nonqualified plan of deferred compensation, and contributions to the Plan shall be taken into account for purposes of the Federal Insurance Contributions Act (“FICA”) and the Federal Unemployment Taxes Act (“FUTA”) pursuant to the applicable rules and regulations thereunder in the year for which the contribution to the Plan is made.

Section 5.6 Benefits shall be paid in accordance with the provisions of this Plan. The Participant, or a designated recipient or any other person claiming through the Participant shall make a formal request for benefits under this Plan in a manner acceptable to the Company.

If a claim for benefits is denied, in full or in part, the Company or its delegate shall provide a written notice within ninety (90) days setting forth the specific reasons for denial, and any additional material or information necessary to perfect the claim, and an explanation of why such material or information is necessary, and appropriate information and explanation of the steps to be taken if a review of the denial is desired.

If the claim is denied and a review is desired, the Participant (or Beneficiary) shall notify the Company in writing within sixty (60) days after receipt of the written notice of denial. In requesting a review, the Participant or Beneficiary may request a review of the Plan document or other pertinent documents with regard to the Plan, and may submit any written issues and comments.

The decision on the review of the denied claim shall be rendered by the Company within sixty (60) days after the receipt of the request for review, unless additional time is required to review the request. If additional time is required, the Company shall render a decision on review no later than one hundred twenty (120) days after the receipt of the request for review. The decision shall be written and shall state the specific reasons for the decision including reference to specific provisions of this Plan on which the decision is based. If no decision is entered within the time provided in this section, the review shall be deemed to be denied.

ARTICLE VI

AMENDMENT OR TERMINATION

Section 6.1 The Company intends the Plan to be permanent but reserves the right to amend or terminate the Plan at any time. Participants and Beneficiaries of a deceased Participant shall be given notice of any amendment or termination of the Plan. In the event of a termination of the Plan, Participants shall not be permitted to make any further Deferral Elections. Upon termination of the Plan, the Deferred Compensation credited to the Accounts of Participants shall be distributed to the Participants and their Beneficiaries at such time or times and in such manner as is determined by the Company.

Section 6.2 No amendment or termination of the Plan shall directly or indirectly reduce the balance of any account described in Article III as of the effective date of such amendment or termination. No amounts will be credited to any Account under the Plan after termination of the Plan, other than deferrals or Matching Contributions due for service rendered prior to such termination, but earnings (or losses) will continue to be credited to the Participant’s account under the Plan until all amounts are distributed to the Participants or to their Beneficiaries.

ARTICLE VII

MISCELLANEOUS

Section 7.1 The Company may establish a Trust which may be used to pay benefits arising under this Plan and all costs, charges and expenses relating thereto; except that, to the extent that the funds held in the Trust are insufficient to pay such benefits, costs, charges and expenses, the Company shall pay such benefits, costs, charges and expenses.

Section 7.2 The benefits payable hereunder or the right to receive future benefits under the Plan may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, or subjected to any charge or legal process; no interest or right to receive a benefit may be taken, either voluntarily or involuntarily, for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings.

Section 7.3 The Plan at all times shall be entirely unfunded and no provision shall at any time be made with respect to segregating any assets of the Company for payment of any benefits hereunder. Funds invested hereunder shall continue for all purposes to be part of the general assets of the Company. No Participant, Beneficiary or any other person shall have any interest in any particular assets of the Company by reason of the right to receive a benefit under the Plan and to the extent the Participant, Beneficiary or any other person acquires a right to receive benefits under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

Section 7.4 Except as otherwise provided herein, the terms and conditions of the 401(k) Plan shall apply to the contributions described in the Plan. Benefits payable under the 401(k) Plan shall be paid in accordance with the terms and conditions of the 401(k) Plan and nothing in this Plan shall be interpreted or operated in a manner that may affect the terms and provisions of the 401(k) Plan.

Section 7.5 The sole rights of a Participant or Beneficiary under this Plan shall be to have this Plan administered according to its provisions, to receive whatever benefits he or she may be entitled to hereunder, and nothing in this Plan shall be interpreted as a guaranty that any funds in a Trust or assets of the Company will be sufficient to pay any such benefit. Further, the adoption and maintenance of this Plan shall not be construed as creating any contract of employment between the Company and any Participant. The Plan shall not affect the right of the Company to deal with any Participants in employment respects, including their hiring, discharge, compensation, and conditions of employment.

Section 7.6 The Company may from time to time establish rules and procedures which it determines to be necessary for the proper administration of the Plan and the benefits payable to an individual in the event that individual is declared incompetent and a conservator or other person legally charged with such individual’s care is appointed. Except as otherwise provided herein, when the Company determines that such individual is unable to manage his or her financial affairs, the Company may pay such individual’s benefits to such conservator, person legally charged with such individual’s care, or institution then contributing toward or providing for the care and maintenance of such individual. Any such payment shall constitute a complete discharge of any liability of the Company and the Plan for such individual.

Section 7.7 This Section 7.7 provides for accelerated vesting and distribution rights under the Plan upon certain terminations of employment occurring within certain time frames following a Change of Control that is not a Merger of Equals, and certain funding obligations on a Change of Control that is not a Merger of Equals. No benefit payable under the Plan by reason of any other section of the Plan shall be considered contingent upon a Change of Control that is not a Merger of Equals. The only provisions of the Plan that provide for payments contingent upon a Change of Control that is not a Merger of Equals are contained in this Section 7.7.

(A)

If the Participant’s employment with the Company shall be terminated within the twenty-four (24) month period following a Change of Control that is not a Merger of Equals for reasons other than (a) by the Company for Cause or Disability, or (b) by the Participant other than for Good Reason, the Participant shall become, to the extent he is not already, (1) fully vested in any Match Contributions credited to his Account, and (2) entitled to receive a lump sum payment within thirty (30) days of his termination of employment.

(B)	For purposes of Section 7.7(A) above, the following phrases shall have the following meanings:

(1)	“Cause” shall mean:

(a)

the willful and continued failure of the Participant to perform substantially the Participant’s reasonably assigned duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness or from the assignment to the Participant of duties with the Company that would constitute Good Reason), which failure continued for a period of at least thirty (30) days after a written demand for substantial performance, signed by a duly authorized officer of the Company, has been delivered to the Participant specifying the manner in which the Participant has failed substantially to perform, or

(b)

the willful engaging by the Participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company; provided, however, that no termination of the Participant’s employment shall be for Cause as set forth in this Section 7.7(B)(1) until (i) there shall have been delivered to the Participant a copy of a written notice, signed by a duly authorized officer of the Company, setting forth that the Participant was guilty of the conduct described in this Section 7.7(B)(1) and specifying the particulars thereof in detail, and (ii) the Participant shall have been provided an opportunity to be heard in person by the Company.

For purposes of this provision, no act or failure to act, on the part of the Participant, shall be considered “willful” unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant’s action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and in the best interests of the Company. Notwithstanding anything set forth in this Section to the contrary, no failure to perform by the Participant after a Notice of Termination is given to the Company by the Participant shall constitute Cause for the purposes of this Plan.

(2)	“Good Reason” shall mean:

(a)	the occurrence, after a Change of Control that is not a Merger of Equals, of any of the following events or conditions:

(i)

a change in the Participant’s status, title, position or responsibilities (including reporting responsibilities) which, in the Participant’s reasonable judgment, represents a materially adverse change from his status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Participant of any duties or responsibilities which, in the Participant’s reasonable judgment, are materially inconsistent with his status, title, position, responsibilities; or any removal of the Participant from or failure to reappoint or reelect him to any such offices or positions, except in connection with the termination of employment of the Participant for Disability, Cause, as a result of the Participant’s death or by the Participant other than for Good Reason;

(ii)	a reduction in aggregate of the Partisan’s annual base salary and bonus below the aggregate of the Base Amount and the Bonus Amount;

(iii)

the required relocation of the Participant’s principal employment location to a location more than thirty-five (35) miles from the Participant’s principal employment location immediately prior to the Change of Control;

(iv)

the failure by the Company to pay to the Employee any portion of the Participant’s current compensation or to pay to the Employee any portion of an installment of deferred compensation under any deferred compensation program of the Company in which the Participant participated, within seven (7) days of the date such compensation is due;

(v)	the failure by the Company to (I) continue in effect (without reduction in benefit level, and/or award opportunities) any material compensation or employee benefit plan in which the

Participant was participating prior to the Change of Control, unless a substitute or replacement plan has been implemented which provides substantially the same compensation or benefits to the Participant or (II) provide the Participant with compensation and benefits, in the aggregate, at least equal (in terms of benefit levels and/or award opportunities) to those provided for under each compensation or other employee benefit plan, program and practice in which the Participant was participating immediately prior to the Change of Control;

(vi)

any purported termination of the Participant’s employment by the Company which is not effected pursuant to a Notice of Termination satisfying the terms set forth in the definition of Notice of Termination (and, if applicable, the terms set forth in the definition of Cause); or

(vii)	a termination of employment by the Employee for any reason during the 30-day period immediately following the first anniversary of the Change of Control.

(b)

Any event described in subsection (3)(a)(i) through (vi) above which occurs within six months prior to a Change of Control and which the Participant reasonably demonstrates was at the request of a third party or otherwise arose in connection with or in anticipation of a Change of Control which has been threatened or proposed and which actually occurs, shall constitute good Reason for the purposes of this Agreement notwithstanding that it occurred prior to a Change of Control.

(4)

“Base Amount” shall mean the Participant’s annual base salary at the rate in effect at the date hereof or, if greater, at any time thereafter, determined without regard to any salary reduction or deferred compensation elections made by the Participant.

(5)

“Bonus Amount” shall mean the highest bonus or bonuses paid or payable under the Company’s Management Incentive Bonus Plan in respect of any of the three (3) full fiscal years ended prior to the Termination Date or, if greater, the three (3) full fiscal years ended prior to the Change of Control.

(6)

“Notice of Termination” shall mean written notice, following a Change of Control, of termination of the Participant’s employment signed by the Participant if to the Company or by a duly authorized officer of the Company if to the Participant, which indicates the specific termination provision in this Agreement, if any, relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide the basis for termination of the Participant’s employment under the provision so indicated.

(C)

Upon the occurrence of a Change of Control that is not a Merger of Equals, the Company shall be required to make a lump sum payment to a Trust which, when added to the fair market value of assets in the Trust at such time, equals the value of all benefits that all Participants have accrued under the Plan as of the date of the Change of Control that is not a Merger of Equals. Such lump sum payment shall be made to the Trust within 30 days following the date of the Change of Control that is not a Merger of Equals.

Section 7.8 Each Participant shall keep the Company informed of his or her current address and the current address of his or her Beneficiary. The Company shall not be obligated to search for any person. If such person is not located within three (3) years after the date on which the Participant’s benefits are to be paid in accordance with the terms of the Plan, such benefits may be distributed as though the Participant or his or her Beneficiary had died at the end of such three-year period.

Section 7.9 Notwithstanding any provision herein to the contrary, neither the Company nor any individual acting as an employee or agent of the Company shall be liable to any Participant, former Participant, Beneficiary, or any other person for any claim, loss, liability or expense incurred in connection with the Plan, unless attributable to fraud or willful misconduct on the part of the Company or any such employee or agent of the Company.

Section 7.10 The Company agrees to perform its obligations in accordance with the Plan.

Section 7.11 Any term used in this Plan which is defined in the Plan shall have the meaning set forth in the Plan for all purposes of this Plan. The singular form of any word shall include the plural and the masculine gender shall include the feminine wherever necessary for the proper interpretation of this Plan.

Section 7.12 All questions pertaining to the construction, validity and effect of the Plan shall be determined in accordance with the laws of the United States and to the extent not preempted by such laws, by the laws of the State of Alabama.

IN WITNESS WHEREOF, this Plan has been executed on this the 9th day of March, 2001.

ATTEST:		REGIONS FINANCIAL CORPORATION

	/s/ SAMUEL E. UPCHURCH, JR.		/s/ CARL E. JONES, JR.
	Samuel E. Upchurch, Jr.		Carl E. Jones, Jr.
Its:	Corporate Secretary	Its:	President and Chief Executive Officer

Amendment One

to the

Regions Financial Corporation

Supplemental 401(k) Plan

Pursuant to the powers reserved to Regions Financial Corporation (“Regions”) in the Regions Financial Corporation Supplemental 401(k) Plan (the “Supplemental 401(k) Plan”), and pursuant to a resolution of the Nominating and Corporate Governance Committee duly adopted on November 5, 2002 on behalf of the Board of Directors of Regions, said Supplemental 401(k) Plan is hereby amended effective as of May 13, 2002, unless otherwise specified in the amending paragraphs, as follows:

1. By adding a new sentence to the definition of “Account” as follows:

Effective as of May 13, 2002, a Participant’s Account shall include any amounts credited to a DC Restoration Plan Account pursuant to Section. 3.8 herein.

2. By adding a new Section 3.8 as follows:

Section. 3.8 Pursuant to the discretionary authority granted in Section 3.7 hereof, the Company shall establish and maintain a separate account under the Plan to accept and hold amounts previously credited to bookkeeping accounts for Participants under the terms of the Regions Financial Corporation Nonqualified Defined Contribution Restoration Plan (the “DC Restoration Plan”). Such accounts may be funded by a Company contribution in the amount credited to the bookkeeping accounts established and maintained under the DC Restoration Plan. If an account is funded, it may be held in a rabbi trust established and maintained by the Company for the purpose of setting aside Company assets to pay benefits under top-hat plans like this Plan. Any such account may be designated a “DC Restoration Plan Account”.

A DC Restoration Plan Account shall represent the final value of the DC Restoration Plan bookkeeping accounts, calculated as of May 13, 2002, including earnings thereon. Following establishment of a DC Restoration Plan Account, earnings on the DC Restoration Plan Account shall be determined in the same manner described in Section 3.5 herein with respect to a Participant’s Deferred Compensation Account. For purposes of determining the initial investment of a Participant’s DC Restoration Plan Account, the Administrator shall consider a Participant’s existing investment requests for the Participant’s Deferred Compensation Account as the Participant’s investment request for the investment of any sums transferred to a DC Restoration Plan Account. After the initial investments for a DC Restoration Plan Account, future investment requests by the Participant shall be considered to apply equally to a DC Restoration Plan Account.

Any amounts transferred to a DC Restoration Plan Account pursuant to this Section 3.8 shall be subject to the vesting schedule set forth in Section 3.6 hereof, taking into account all Vesting Service as herein defined.

A Participant’s DC Restoration Plan Account is an employer contribution account and shall be treated for all purposes not otherwise specified in this Section 3.8 in the same manner as a Participant’s Matching Account. Without otherwise limiting the meaning of the preceding sentence, this shall mean (i) the Beneficiary of any amounts transferred to a DC Restoration Plan Account shall be the Beneficiary of the Participant as defined in Section 1.1 herein; (ii) in the event of death, disability, retirement, or termination of the Participant’s employment with the Company for any reason, the vested portion of a Participant’s DC Restoration Plan Account established and maintained pursuant to this Section shall be distributed in accordance with the terms of Article IV herein; and (iii) in the event of a Change in Control, as that term is defined in this Plan, a Participant’s DC Restoration Plan Account shall be administered according to the provisions of Section 7.7 hereof.

Further, the terms of this Plan shall supercede the terms of the DC Restoration Plan, other than the terms specified in Amendment One to the DC Restoration Plan, and a DC Restoration Plan Account established and maintained hereunder shall be administered thereafter without regard to any inconsistent terms contained in the DC Restoration Plan.

IN WITNESS WHEREOF, Regions Financial Corporation has caused this Amendment One to said Supplemental 401(k) Plan to be executed on this the 5th day of November, 2002.

ATTEST:		REGIONS FINANCIAL CORPORATION

	/s/ SAMUEL E. UPCHURCH, JR.	By:	/s/ CARL E. JONES, JR.
	Samuel E. Upchurch, Jr.		Carl E. Jones, Jr.
Its:	Corporate Secretary	Its:	President and Chief Executive Officer

Amendment Two

to the

Regions Financial Corporation

Supplemental 401(k) Plan

Pursuant to the powers reserved to Regions Financial Corporation (“Regions”) in the Regions Financial Corporation Supplemental 401(k) Plan (the “Supplemental 401(k) Plan”), and pursuant to a resolution of the Nominating and Corporate Governance Committee duly adopted on October 7, 2003 on behalf of the Board of Directors of Regions, said 401(k) Plan is hereby amended effective as of January 1, 2004 (unless otherwise shown in the amending paragraph), as follows:

1. By deleting the fourth sentence in Section 1.1, “Deferral Election” and replacing with the following:

Furthermore, the Deferral Election shall specify a whole percentage of Compensation, not to exceed twenty-five (25%), and shall further specify that the Participant has deferred the maximum elective deferrals permitted under the 401(k) Plan.

2. By deleting Section 4.1 in Article IV in its entirety and replacing in lieu thereof the following:

Section 4.1 All amounts credited to a Participant’s Account in accordance with Article III, including earnings credited in accordance with Section 3.5, shall be distributed to or with respect to a Participant only upon termination of the Participant’s employment with the Company for any reason including death. Such amounts shall be distributed in a lump sum or, if the Participant ceases to be employed on account of disability or retirement, in annual installments (not to exceed ten (10)) if elected by the Participant in the Deferral Election at the time the Deferral Election is made. A lump sum distribution or the first installment of annual installments shall be made as soon as practicable following the Participant’s termination of employment, disability or retirement (whichever the case may be). Successive annual installments shall be made by January 31st of the succeeding Plan Year, unless a different payment date is determined by the Company.

IN WITNESS WHEREOF, Regions Financial Corporation has caused this Amendment Two to said Supplemental 401(k) Plan to be executed on this the 7th day of October, 2003.

ATTEST:		REGIONS FINANCIAL CORPORATION

By:	/s/ SAMUEL E. UPCHURCH, JR.	By:	/s/ CARL E. JONES, JR.
	Samuel E. Upchurch, Jr.		Carl E. Jones, Jr.
Its:	Corporate Secretary	Its:	President and Chief Executive Officer

Amendment Three

to the

Regions Financial Corporation

Supplemental 401(k) Plan

Pursuant to the powers reserved to Regions Financial Corporation (“Regions”) in the Regions Financial Corporation Supplemental 401(k) Plan (the “Supplemental 401(k) Plan”), and pursuant to a resolution of the Compensation Committee duly adopted on             ,             on behalf of the Board of Directors of Regions, said Supplemental 401(k) Plan is hereby amended effective as of January 1, 2004 (unless otherwise shown in the amending paragraph), as follows:

1. By deleting Section 4.1 in Article IV in its entirety and replacing in lieu thereof the following:

Section 4.1 All amounts credited to a Participant’s Account in accordance with Article III, including earnings credited in accordance with Section 3.5, shall be distributed to or with respect to a Participant only upon termination of the Participant’s employment with the Company for any reason including death. Such amounts shall be distributed to the Participant in one lump sum if the total amounts credited to the Participant’s Account as of the date of the Participant’s termination of employment (including death) are less than Fifty Thousand Dollars ($50,000). If the total amounts credited to a Participant’s Account as of the date of termination of employment (including death) equal or exceed Fifty Thousand Dollars ($50,000), such amounts shall be distributed to the Participant in ten equal annual installments, except that a Participant may request at the time of termination of employment that such installments be distributed over fewer than ten years. A lump sum distribution or the first installment of annual installments shall be made as soon as practicable following the date the Participant ceases to be employed. Successive annual installments shall be made by January 31st of the succeeding Plan Year, unless a different payment date is determined by the Company. The provisions of this Section 4.1 shall supercede any election made by the Participant at the time of the Deferral Election.

2. By deleting Section 4.2 in Article IV in its entirety and replacing in lieu thereof the following:

Section 4.2 Section 4.1 shall govern the form and timing of distributions under the Plan, and deviations in such form and timing of distributions under the Plan are not anticipated. Any such deviations, if made, are within the sole discretion of the Company and will only be made upon written direction from the Company to the Trustee.

3. By deleting Section 4.3 in Article IV in its entirety and replacing in lieu thereof the following:

Section 4.3 Reserved.

IN WITNESS WHEREOF, Regions Financial Corporation has caused this Amendment Three to said Supplemental 401(k) Plan to be executed on this the      day of                     , 2004.

ATTEST:		REGIONS FINANCIAL CORPORATION

By:		By:
	Samuel E. Upchurch, Jr.		Carl E. Jones, Jr.
Its:	Corporate Secretary	Its:	President and Chief Executive Officer

AMENDMENT FOUR

TO

REGIONS FINANCIAL CORPORATION

SUPPLEMENTAL 401(k) PLAN

THIS AMENDMENT to the Regions Financial Corporation Supplemental 401(k) Plan as amended and restated effective January 1, 2001 (the “Plan”) is adopted by the Benefits Management Committee effective as of January 1, 2005.

WITNESSETH:

WHEREAS, Regions Financial Corporation (“Regions”) maintains the Plan and such Plan is currently in effect;

WHEREAS, Regions wishes to amend the Plan, effective January 1, 2005, to reflect changes in the Regions Financial Corporation 401(k) Plan and to comply with Section 409A of the Internal Revenue Code of 1986;

WHEREAS, the Benefits Management Committee is authorized to adopt this amendment to the Plan;

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows:

1. Section 1.1 is amended by adding the following definitions:

“Key Employee” shall be as defined in Code Section 416(i) (without regard to paragraph (5) thereof). A Key Employee is any employee or former employee of the Company who at any time during the Plan Year is

(i)	an officer of the Company (as determined under Code Section 416(i) and Treasury Regulations thereunder) having annual compensation greater than $130,000;

(ii)	a greater than 5% owner of the Company, or

(iii)	a greater than 1% owner of the Company having annual compensation from the Employer in excess of $150,000.

For purposes of clause (i), no more than 50 employees (or, if lesser, the greater of 3 or 10 percent of the employees) shall be treated as officers. The $130,000 amount in clause (i) shall be adjusted as specified in Section of 416(i) of the Code.

For purposes of this definition, “compensation” shall mean the gross annual earnings reported on a Participant’s Form W-2 (box 1 or its comparable location as provided on Form W-2 in future years) as required by Code Sections 6041(d) and 6051(a)(3). In addition, compensation shall include pre-tax contributions under a 401(k) plan maintained by the Company, salary reduction pre-tax contributions to a Section 125 plan maintained by the Company, and elective amounts that are not includible in the gross income of the Company by reason of Code Section 132(f). Compensation shall be determined by ignoring any income exclusions under Code Section 3401(a) based on the nature or location of employment. In addition, compensation shall be determined by ignoring reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation, and welfare benefits.

2. Section 1.1 is amended by substituting the following definitions for the ones in the Plan:

“Deferral Election” means the Participants election, on a form made available by the Company, to defer a portion of his Compensation into his account in the Plan. The deferral election may, if specified in the election form, apply to succeeding years until revoked. The deferral election shall specify a percentage of Compensation, and may specify a separate percentage with respect to the portion of his Compensation attributable to his profit sharing bonus. The deferral election shall be made at such time as is set by the Company, to be effective for the following calendar year. but shall be made no later than December 31 of the calendar year preceding the year in which it is effective. Notwithstanding the above, in the case of the first year in which a Participant becomes eligible to participate in the Plan, the Company in its sole discretion may permit such election to be made with respect to services performed after the election provided the election is made within 30 days after the date the Participant first becomes eligible to participate in the Plan. A deferral election shall become irrevocable on the first day it is effective, except that for 2005 the Company, in its discretion, may allow a Participant to revoke a deferral election to the extent permitted by Treasury regulations under Section 409A of the Code. Termination of employment shall automatically revoke a deferral election. The Company shall reduce the amount of a deferral election as necessary to provide for mandatory withholding for taxes and other mandatory withholding, including withholding for health and welfare benefits (but not for 401(k) contributions).

“Deferred Compensation” means salary deferrals and profit sharing bonus deferrals pursuant to a Deferral Election.

3. Section 2.2 is hereby amended by deleting the last sentence thereof. (The import of this amendment being that the deadline for making a Deferral Election with respect to the profit sharing bonus shall be set by the Company no later than December 31, and shall not necessarily be December 1.)

4. Section 3.2 is hereby amended to read as follows:

3.2 The amount credited to each Participant’s account pursuant to Section 3.1 shall be an amount equal to:

(a)	the amount of the Participant’s Compensation deferred pursuant to his Deferral Election; and

(b)

Matching Contributions calculated each pay period equal to the lesser of (i) 6% of the Participant’s Compensation during such pay period (calculated before the application of any reduction resulting from the Participant’s Deferral Election or the Participant’s contribution into the 401(k) Plan) and (ii) the amount of the Participant’s Deferred Compensation for such pay period; provided however that such lesser amount shall be further reduced by the amount of the Participant’s matching contribution in the 401(k) Plan for such pay period.; and

(c)	Earnings calculated pursuant to Section 3.5 hereof.

5. Section 3.3 is hereby amended by replacing all references to December 1 with references to December 31.

6. Section 3.6 is hereby amended by adding the following sentence to the end thereof.

“Notwithstanding the above, Matching Contributions attributable to pay periods ending on or after January 1, 2005, and Earnings thereon, shall be fully vested at all times.”

7. Section 4.4 is hereby amended to read as follows:

4.4 Deferred Compensation and Matching Contributions allocated to a Participant’s account after December 31, 2004 and Earnings thereon (the “post-2004 account”) shall be distributed in accordance with this Section 4.4. If the Participant’s entire account is less than $50,000 the entire post-2004 account shall be distributed in a single lump sum 30 days following the Participant’s separation from service (as such term is interpreted for purposes of Section 409A of the Code). If the Participant’s entire account is $50,000 or more, the post-2004 account shall be distributed in ten annual installments. Each installment shall be the post-2004 account as of the date of the distribution divided by the number of remaining installments (including the then current installment), provided however that the Company may, for administrative reasons, calculate the amount as of a date prior to the actual distribution date. The first installment shall be paid 30 days following the Participant’s separation from service, and each installment thereafter shall be paid on the January 31 of the succeeding year. Notwithstanding the above, if the Participant is a Key Employee the first annual installment or the lump sum, as applicable, shall be paid six months after the Participant’s separation from service (or as soon as practical after the Participant’s death, if earlier).

8. Section 4.5 is amended by replacing the reference to “Section 4.1” with a reference to “Sections 4.1 through 4.4”.

9. Except as modified hereby, the provisions of the Plan, as heretofore amended, shall remain in full force and effect.

IN WITNESS WHEREOF, Regions Financial Corporation, acting through the Benefits Management Committee, has caused this Amendment Four to the Plan to be executed on this 14th day of December, 2004.

REGIONS FINANCIAL CORPORATION

By:	/s/ HARRY DINKEN
Harry Dinken
On behalf of the Benefits Management Committee

AMENDMENT FIVE

TO

REGIONS FINANCIAL CORPORATION

SUPPLEMENTAL 401(k) PLAN

THIS AMENDMENT to the Regions Financial Corporation Supplemental 401(k) Plan as amended and restated effective January 1, 2001 (the “Plan”) is adopted by the Compensation Committee. Except as otherwise provided below, the amendments herein are effective as of January 1 2006. The principal purpose of this amendment is to comply with Section 409A of the Internal Revenue Code of 1986, as amended (“Code”), with respect to amounts deferred on or after the Effective Date, and the Plan shall be so interpreted.

WITNESSETH:

WHEREAS, Regions Financial Corporation (“Regions”) maintains the Plan and such Plan is currently in effect; and

WHEREAS, Regions amended the Plan, effective January 1, 2005, to reflect changes in the Regions Financial Corporation 401(k) Plan and to comply with Section 409A of the Internal Revenue Code of 1986 (“Code”); and

WHEREAS, Regions wishes to amend the Plan further, effective January 1, 2005, to reflect new regulations under Section 409A of the Code and to simplify the Plan; and

WHEREAS, the Compensation Committee has approved in principal this amendment to the Plan at its meeting of November 15, 2005;

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows:

1. Section 1.1 is amended by substituting the following definitions for the ones in the Plan:

“Deferral Election” means the Participant’s election, on a form made available by the Company to defer a portion of his Compensation into his account in the Plan. The Deferral Election may, if specified in the election form, apply to succeeding years until revoked. The Deferral Election shall specify a percentage of Compensation up to the applicable limit in Section 401(a)(17) of the Code, and a separate percentage with respect to Compensation in excess of the applicable limit in Section 401(a)(17) of the Code. The deferral Election shall be made at such time as is set by the Company, to be effective for the following calendar year, but shall be made no later than December 31 of the calendar year preceding the year in which it is effective. Notwithstanding the above, in the case of the first year in which a Participant becomes eligible to participate in the Plan, The Company in its sole discretion may permit such Deferral Election to be made with respect to services performed after the election provided the Deferral Election is made within 30 days after the date the Participant first becomes eligible to participate in the Plan. A Deferral Election made under the preceding sentence shall not apply to any bonus or similar incentive compensation if any portion of the bonus is or could be attributable to service rendered by the Participant before the date the Deferral Election is filed. A Deferral Election shall become irrevocable on the first day it is effective. Termination of employment shall automatically revoke a Deferral Election. The Company shall reduce the amount of a Deferral Election as necessary to provide for mandatory withholding for taxes and other mandatory withholding, including withholding for health and welfare benefits (but not for 401(k) contributions). Notwithstanding the above, solely with respect to Deferral Elections for the 2005 calendar year, a Participant may, with the consent of the Company, change his Deferral Election in accordance with Q&A 21 of IRS Notice 2005-1 (2005-2IRB 274,12/20/2004) no later than March 15, 2005, provided that any such change shall not apply to compensation paid or made available to the Participant prior to such change.

“Deferred Compensation” means salary deferrals pursuant to a Deferral Election.

“Eligible Employee” means, with respect to a given calendar year, an Employee to whom the Company offers the opportunity to participate in the Plan and who satisfies at least one of the following criteria: (i) as of September 30 of the preceding calendar year, the Employee’s base salary is at least the dollar amount in

Section 414(q)(1)(B)(i)of the Code, as indexed (the “compensation threshold”); (ii) as of September 30 of the preceding calendar year, the Employee’s base salary plus year-to-date bonus is at least the compensation threshold; or (iii) the Employee is hired after September 30 of the preceding calendar year and his initial rate of base pay is at least the compensation threshold.

“Key Employee” shall be as defined in Code Section 416(i) (without regard to paragraph (5) thereof). A Key Employee is any employee or former employee of the Company who at any time during the measurement year is

(i)	an officer of the Company (as determined under Code Section 416(i) and Treasury Regulations thereunder) having annual compensation greater than $130,000;

(ii)	a greater than 5% owner of the Company, or

(iii)

a greater than 1% owner of the Company having annual compensation from the Employer in excess of $150,000. For purposes of clause (i), no more than 50 employees (or, if lesser, the greater of 3 or 10 percent of the employees) shall be treated as officers. The $130,000 amount in clause (i) shall be adjusted as specified in Section of 416(i) of the Code.

For purposes of this definition, the measurement year shall be: (i) for benefits that commence in the months of January, February and March, the second calendar year preceding the current year; and (ii) for benefits that commence in the months of April through December, the preceding calendar year. By way of illustration: for benefits that commence in March of 2007, the measurement year shall be 2005.

For purposes of this definition, “compensation” shall mean the gross annual earnings reported on a Participants Form W-2 (box 1 or its comparable location as provided on Form W-2 in future years) as required by Code Sections 6041(d) and 6051(a)(3). In addition, compensation shall include pre-tax contributions under a 401(k) plan maintained by the Company, salary reduction pre-tax contributions to a Section 125 plan maintained by the Company, and elective amounts that are not includible in the gross income of the Company by reason of Code Section 132(f) Compensation shall be determined by ignoring any income exclusions under Code Section 3401(a) based on the nature or location of employment In addition, compensation shall be determined by ignoring reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation, and welfare benefits.

2. Section 2.3 is hereby deleted.

3. Section 3.2 is hereby amended to read as follows:

3.2 The amount credited to each Participant’s account pursuant to Section 3.1 shall be an amount equal to the sum of:

(a)	the amount of the Participant’s Compensation deferred pursuant to his Deferral Election; and

(b)

Matching Contributions calculated each pay period equal to the Participant’s Deferred Compensation for such pay period attributable to Compensation in excess of the limit in Section 401(a)(17) of the Code for such year ($220,000 for 2006) but limited to 6% of such Compensation; and

(c)	Earnings calculated pursuant to Section 3.5 hereof.

4. Section 4.4 is hereby amended to read as follows:

4.4 Deferred Compensation allocated to a Participant’s Account after December 31, 2004 and Matching Contributions which become vested after December 31, 2004, and Earnings on such contributions (the “post-2004 account”) shall be distributed in accordance with this Section 4.4. If the Participants entire Account is less than $50,000 the entire post-2004 account shall be distributed in a single lump sum 30 days following the Participants separation from service (as such term is interpreted for purposes of Section 409A of the Code). If the Participant’s entire Account is $50,000 or more, the post-2004 account shall be distributed in ten annual installments. Each installment shall be the post-2004 account as of the date of the distribution divided by the number of remaining installments (including the then current installment), provided however that the Company may, for administrative reasons, calculate the amount as of a date prior to the actual distribution date. The first installment shall be paid 30 days following the Participants separation from service, and each installment thereafter shall be paid on the January 31 of the succeeding year. Notwithstanding the above, if the Participant is a Key Employee the first annual installment or the lump sum, as applicable, shall be paid six months after the Participant’s separation from service (or as soon as practical after the Participant’s death, if earlier).

5. Section 7.7(A) is hereby amended by adding the following to the end thereof.

Notwithstanding the above, a Participant’s post-2004 account shall be distributed in accordance with Section 4.4, and there shall be no accelerated distribution rights with respect to the post-2004 account.

6. Except as modified hereby, the provisions of the Plan, as heretofore amended, shall remain in full force and effect.

IN WITNESS WHEREOF, Regions Financial Corporation, acting through the Compensation Committee, has caused this Amendment Five to the Plan to be executed on this 14th day of December, 2005.

REGIONS FINANCIAL CORPORATION

By:	/s/ HARRY DINKEN
On behalf of the Compensation Committee
Name:	Harry Dinken
Title:	EVP - Director Corporate HR

Date: 4/21/06

AMENDMENT SIX

TO THE

REGIONS FINANCIAL CORPORATION

SUPPLEMENTAL 401(K) PLAN

THIS AMENDMENT to the Regions Financial Corporation Supplemental 401(k) Plan as amended and restated effective January 1, 2001 (the “Plan”) is adopted by the Benefits Management Committee effective as of January 1, 2007.

WITNESSETH:

WHEREAS, Regions Financial Corporation (“Regions”) maintains the Plan and such Plan is currently in effect; and

WHEREAS, Regions wishes to amend the Plan, effective January 1, 2007, to provide specific deferral provisions for “performance-based Compensation” pursuant to Internal Revenue Code Section 409A; and

WHEREAS, the Benefits Management Committee is authorized to adopt this amendment to the Plan;

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows:

1. Amend Section 1.1 by adding to the end of the definition of “Deferral Election” the following:

Notwithstanding the foregoing, effective January 1, 2007, with respect to “performance based Compensation” as defined in this paragraph, a Participant may execute a special Performance-Based Compensation Deferral Election on a form prescribed by the Company to elect to reduce his or her performance-based Compensation for the Plan Year by a whole percentage up to the applicable limit in Section 401(a)(17) of the Code, and a separate percentage with respect to performance-based Compensation in excess of such limit. Such Performance- Based Compensation Deferral Election must be executed on or before the date that is six months before the end of the performance period, and the Participant must have performed services continually from the later of (i) the beginning of the performance period, or (ii) the date the performance criteria are established through the date an election is made in accordance with this paragraph. The election shall become irrevocable on the first day it is effective. Termination of employment shall automatically revoke a Performance-Based Compensation Deferral Election. The Company shall reduce the amount of a Performance- Based Compensation Deferral Election as necessary to provide for mandatory withholding for taxes and other mandatory withholding, including withholding for health and welfare benefits (but not for 401(k) contributions). “Performance-based Compensation” is Compensation the amount of which, or the entitlement to which, is contingent on the satisfaction of pre-established organizational or individual performance criteria (i.e., established in writing by not later than 90 days after the commencement of the period of service to which the criteria relates, provided that the outcome is substantially uncertain at the time the criteria are established) relating to a performance period of at least 12 consecutive months. Performance-based Compensation will not include any amount or portion of any amount that will be paid either (i) regardless of performance, or (ii) based upon a level of performance that is substantially certain to be met at the time the criteria are established. The determination of “performance-based Compensation” shall be made in accordance with Code Section 409A and the regulations thereunder.

2. Amend Section 2.2 by adding to the end thereof the following:

“Notwithstanding the foregoing, a Performance-Based Compensation Deferral Election shall be made within the time period described in the definition of “Deferral Election” in Section I.I.”

3. Amend Section 3.3 by adding as the sixth sentence thereof the following:

“With regard to performance-based Compensation as defined in the definition of “Deferral Election” in Section 1.1, a Performance-Based Compensation Deferral Election shall be made within the time period described in the Section 1.1 definition of “Deferral Election.”

4. Except as modified hereby, the provisions of the Plan, as heretofore amended, shall remain in full force and effect.

IN WITNESS WHEREOF, Regions Financial Corporation, acting through the Benefits Management Committee, has caused this Amendment Six to the Plan to be executed on this 16th day of July, 2007.

/s/ DAVID B. EDMONDS
David B. Edmonds
Senior Executive Vice President

AMENDMENT SEVEN

TO THE

REGIONS FINANCIAL CORPORATION

SUPPLEMENTAL 401(K) PLAN

Regions Financial Corporation (the “Company”) hereby amends the Supplemental 401(k) Plan as follows:

1. Section 1.1 is hereby amended by substituting the following definition of “Eligible Employee”:

Effective January 1, 2008, “Eligible Employee” means an Employee whose base salary is at least 200% of the amount in Section 414(q)(l)(B)(i) of the Code, as indexed. Effective January 1, 2008, Participants transferring employment to Morgan Keegan shall cease active participation in this Plan as of the date of the Participant’s transfer to Morgan Keegan and shall no longer be an Eligible Employee.

2. Effective January 1, 2008, Section 2.1 is hereby amended by adding the following paragraphs to the end thereof:

Notwithstanding anything above to the contrary, an Eligible Employee shall be eligible to participate hereunder as of the January 1 coinciding with or next following the date that the Employee has a base salary that equals or exceeds 200% of the amount set fort in Section 414(q)(l)(B)(i) of the Code, as indexed.

Effective January 1, 2008, Participants transferring employment to Morgan Keegan will no longer be eligible to participate and shall cease active participation in this Plan as of the date of the Participant’s transfer to Morgan Keegan.

3. Section 3.3 is hereby amended by adding the following paragraph to the end thereof:

Effective January 1, 2008, a Participant’s deferrals for any Plan Year shall not commence under this Plan until the Participant has deferred the maximum amount the Participant is allowed to defer under the Regions Financial Corporation 401 (k) Plan.

IN WITNESS WHEREOF, Regions Financial Corporation has caused this Amendment Seven to be executed by its duly authorized officers on this 19th day of December, 2007, effective as provided hereinabove.

REGIONS FINANCIAL CORPORATION

/s/ DAVID B. EDMONDS
David B. Edmonds
Senior Executive Vice President